EXECUTION VERSION 4147-1996-6820.5 OMNIBUS AMENDMENT TO TRANSACTION DOCUMENTS AND AMENDMENT NO. 3 TO LOAN AND SECURITY AGREEMENT, (this “Amendment”) dated as of January 13, 2026, among NEW MOUNTAIN GUARDIAN IV HOLDINGS, L.L.C., a Delaware limited liability company, as the borrower (the “Borrower”), NEW MOUNTAIN GUARDIAN IV BDC, L.L.C., a Delaware limited liability company, as the collateral manager (in such capacity, the “Collateral Manager”), the equityholder (in such capacity, the “Equityholder”) and the seller (in such capacity, the “Seller”), WELLS FARGO BANK, NATIONAL ASSOCIATION, as the administrative agent (in such capacity, the “Administrative Agent”), as a lender (in such capacity, the “WF Lender”) and as swingline lender (in such capacity, the “Swingline Lender”), WESTERN ALLIANCE TRUST COMPANY, N.A., as the collateral custodian (the “Collateral Custodian”) and each of the lenders party hereto (each a “Lender” and, together with the WF Lender, the “Lenders”). WHEREAS, the Borrower, the Collateral Manager, the Equityholder, the Seller, the Administrative Agent, the Swingline Lender, the Lenders, the Collateral Custodian and the other lenders party from time to time thereto are parties to the Loan and Security Agreement, dated as of May 23, 2024 (as may be amended from time to time prior to the date hereof, the “LSA”), providing, among other things, for the making and the administration of the Advances by the lenders to the Borrower; and WHEREAS, the Borrower, the Collateral Manager, the Equityholder, the Administrative Agent, the Collateral Custodian and the Lenders desire to amend the LSA in accordance with Section 12.1 thereof and subject to the terms and conditions set forth herein. NOW THEREFORE, in consideration of the foregoing premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows: ARTICLE I Definitions SECTION 1.1. Defined Terms. Terms used but not defined herein have the respective meanings given to such terms in the LSA. ARTICLE II Amendments SECTION 2.1. Amendments to LSA. As of the date of this Amendment, the LSA is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: stricken text) and to add the bold and double-underlined text (indicated textually in the same manner as the following example: bold and double-underlined text) as set forth on the pages of the LSA attached as Appendix A hereto. 2 4147-1996-6820.5 SECTION 2.2. Amendments to Schedules and Exhibits to LSA. As of the date of this Amendment, the Schedules and Exhibits to the LSA are hereby amended to delete the stricken text (indicated textually in the same manner as the following example: stricken text) and to add the bold and double-underlined text (indicated textually in the same manner as the following example: bold and double-underlined text) as set forth on the pages of the Schedules and Exhibits attached as Appendix B hereto. SECTION 2.3. Amendments to Securities Account Control Agreement. As of the date of this Amendment, the Securities Account Control Agreement is hereby amended to delete the stricken text (indicated textually in the same manner as the following example: stricken text) and to add the bold and double-underlined text (indicated textually in the same manner as the following example: bold and double-underlined text) as set forth on the pages of the Securities Account Control Agreement attached as Appendix C hereto. ARTICLE III Representations and Warranties SECTION 3.1. The Borrower and the Collateral Manager hereby represent and warrant to the Administrative Agent and the Lenders that, as of the date first written above, (i) no Default or Event of Default has occurred and is continuing and (ii) the representations and warranties of the Borrower and the Collateral Manager contained in the LSA are true and correct in all material respects on and as of such day (other than any representation and warranty that is made as of a specific date). ARTICLE IV Conditions Precedent SECTION 4.1. This Amendment shall become effective as of the date first written above upon satisfaction of the following conditions: (a) the execution and delivery of this Amendment by each party hereto; (b) the Administrative Agent’s receipt of a legal opinion of Dechert LLP, counsel to the Borrower, in form and substance reasonably satisfactory to the Administrative Agent covering such matters as the Administrative Agent may reasonably request; and (c) the Administrative Agent’s receipt of a good standing certificate for the Borrower by the applicable office body of its jurisdiction of organization and a certified copy of the resolutions of the board of managers or directors (or similar items) of the Borrower approving this Amendment and the transactions contemplated hereby, certified by its secretary or assistant secretary or other authorized officer; and (d) each of the Administrative Agent and the Lenders shall have received all fees due and payable to such Person. 3 4147-1996-6820.5 ARTICLE V Miscellaneous SECTION 5.1. Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK. SECTION 5.2. Severability Clause. In case any provision in this Amendment shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby. SECTION 5.3. Ratification. Except as expressly amended hereby, the LSA is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect. This Amendment shall form a part of the LSA for all purposes. SECTION 5.4. Counterparts. The parties hereto may sign one or more copies of this Amendment in counterparts, all of which together shall constitute one and the same agreement. Delivery of an executed signature page of this Amendment by facsimile or email transmission shall be effective as delivery of a manually executed counterpart hereof. This Amendment shall be valid, binding, and enforceable against a party when executed and delivered by an authorized individual on behalf of the party by means of (i) an original manual signature; (ii) a faxed, scanned, or photocopied manual signature, or (iii) any other electronic signature permitted by the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, and/or any other relevant electronic signatures law, including any relevant provisions of the UCC (collectively, “Signature Law”), in each case to the extent applicable. Each faxed, scanned, or photocopied manual signature, or other electronic signature, shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. Each party hereto shall be entitled to conclusively rely upon, and shall have no liability with respect to, any faxed, scanned, or photocopied manual signature, or other electronic signature, of any other party and shall have no duty to investigate, confirm or otherwise verify the validity or authenticity thereof. For the avoidance of doubt, original manual signatures shall be used for execution or indorsement of writings when required under the UCC or other Signature Law due to the character or intended character of the writings. SECTION 5.5. Headings. The headings of the Articles and Sections in this Amendment are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof. [Signature Page to Amendment No. 3 to Loan and Security Agreement (Guardian IV)] IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above. NEW MOUNTAIN GUARDIAN IV HOLDINGS, L.L.C., as the Borrower By: ____________________________________ Name: Kris E. Corbett Title: Chief Financial Officer

[Signature Page to Amendment No. 3 to Loan and Security Agreement (Guardian IV)] NEW MOUNTAIN GUARDIAN IV BDC, L.L.C., as Collateral Manager By: ____________________________________ Name: Kris E. Corbett Title: Chief Financial Officer and Treasurer [Signature Page to Amendment No. 3 to Loan and Security Agreement (Guardian IV)] NEW MOUNTAIN GUARDIAN IV BDC, L.L.C., as the Equityholder and as the Seller By: ____________________________________ Name: Kris E. Corbett Title: Chief Financial Officer and Treasurer [Signature Page to Amendment No. 3 to Loan and Security Agreement (Guardian IV)] WELLS FARGO BANK, NATIONAL ASSOCIATION, as the Administrative Agent By: __________________________________ Name: Title: R. Beale Pope Managing Director [Signature Page to Amendment No. 3 to Loan and Security Agreement (Guardian IV)] WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender and the Swingline Lender By: __________________________________ Name: Title: R. Beale Pope Managing Director

[Signature Page to Amendment No. 3 to Loan and Security Agreement (Guardian IV)] SYCAMORE RE, LTD., as a Lender By: ____________________________________ Name: Kevin Buhrlage Title: Vice President of Constellation Investments, Inc., Attorney-in-Fact [Signature Page to Amendment No. 3 to Loan and Security Agreement (Guardian IV)] WESTERN ALLIANCE TRUST COMPANY, N.A., as the Collateral Custodian By: ____________________________________ Name: Michael J. Baker Title: Vice President 4147-1996-6820.5 APPENDIX A EXECUTION VERSION Conformed through Second Amendment No. 3, dated as of March 31January 13, 20242026 4126-0492-3492.7 Up To U.S. $500,000,000750,000,000 LOAN AND SECURITY AGREEMENT by and among NEW MOUNTAIN GUARDIAN IV BDC, L.L.C., as the Collateral Manager NEW MOUNTAIN GUARDIAN IV HOLDINGS, L.L.C., as the Borrower NEW MOUNTAIN GUARDIAN IV BDC, L.L.C., as the Equityholder and as the Seller EACH OF THE LENDERS FROM TIME TO TIME PARTY HERETO, as the Lenders WELLS FARGO BANK, NATIONAL ASSOCIATION, (Swingline Lender) WELLS FARGO BANK, NATIONAL ASSOCIATION, as the Administrative Agent and WESTERN ALLIANCE TRUST COMPANY, N.A., as the Collateral Custodian Dated as of May 23, 2024

TABLE OF CONTENTS Page i 4126-0492-3492.7 TABLE OF CONTENTS Page ARTICLE I. DEFINITIONS 2 Section 1.1. Certain Defined Terms. 2 Section 1.2. Other Terms. 5657 Section 1.3. Computation of Time Periods. 5657 Section 1.4. Interpretation. 5657 ARTICLE II. THE FACILITY 5860 Section 2.1. Advances. 5860 Section 2.2. Procedures for Advances by the Lenders. 6061 Section 2.3. Reduction of the Facility Amount; Optional Repayments. 6263 Section 2.4. Determination of Interest and Non-Usage Fee. 6364 Section 2.5. Exchange Rates; Currency Equivalents; Daily Simple RFR Advances. 6465 Section 2.6. Principal Repayments. 6465 Section 2.7. Settlement Procedures. 6466 Section 2.8. Alternate Settlement Procedures. 6769 Section 2.9. Collections and Allocations. 6970 Section 2.10. Payments, Computations, Etc. 7172 Section 2.11. Fees. 7173 Section 2.12. Increased Costs; Capital Adequacy; Illegality. 7273 Section 2.13. Taxes. 7475 Section 2.14. Discretionary Sales. 7879 Section 2.15. Assignment of the Sale Agreement. 7981 Section 2.16. Effect of Benchmark Transition Event. 7981 Section 2.17. Refunding of Swingline Advances. 8183 Section 2.18. Mitigation Obligations; Replacement of Lenders. 8283 Section 2.19. Defaulting Lenders. 8384 ARTICLE III. CONDITIONS TO CLOSING AND ADVANCES 8587 Section 3.1. Conditions to Closing and Initial Advance. 8587 Section 3.2. Conditions Precedent to All Advances and Reinvestments. 8788 Section 3.3. Custodianship; Transfer of Loans and Permitted Investments. 8991 ARTICLE IV. REPRESENTATIONS AND WARRANTIES 9192 Section 4.1. Representations and Warranties of the Borrower. 9192 Section 4.2. Representations and Warranties of the Borrower Relating to the Agreement and the Collateral. 100102 Section 4.3. Representations and Warranties of the Collateral Manager. 101103 Section 4.4. Representations and Warranties of the Collateral Custodian. 104105 TABLE OF CONTENTS (continued) Page ii 4126-0492-3492.7 Section 4.5. Representations and Warranties of the Seller. 105106 ARTICLE V. GENERAL COVENANTS 105107 Section 5.1. Affirmative Covenants of the Borrower. 105107 Section 5.2. Negative Covenants of the Borrower. 111113 Section 5.3. Affirmative Covenants of the Collateral Manager. 113115 Section 5.4. Negative Covenants of the Collateral Manager. 117119 Section 5.5. Affirmative Covenants of the Collateral Custodian. 119120 Section 5.6. Negative Covenants of the Collateral Custodian. 119121 Section 5.7. Covenants of the Seller. 119121 ARTICLE VI. COLLATERAL MANAGEMENT 120121 Section 6.1. Designation of the Collateral Manager. 120121 Section 6.2. Duties of the Collateral Manager. 120122 Section 6.3. Authorization of the Collateral Manager. 122123 Section 6.4. Collection of Payments; Accounts. 122124 Section 6.5. Realization Upon Defaulted or Delinquent Loans. 124125 Section 6.6. [Reserved]. 124126 Section 6.7. Payment of Certain Expenses by Collateral Manager. 124126 Section 6.8. Reports. 124126 Section 6.9. Annual Statement as to Compliance. 126127 Section 6.10. The Collateral Manager Not to Resign. 126128 Section 6.11. Collateral Manager Defaults. 126128 ARTICLE VII. THE COLLATERAL CUSTODIAN 127128 Section 7.1. Designation of Collateral Custodian. 127128 Section 7.2. Duties of Collateral Custodian. 127129 Section 7.3. Merger or Consolidation. 131133 Section 7.4. Collateral Custodian Compensation. 131133 Section 7.5. Collateral Custodian Removal. 132133 Section 7.6. Limitation on Liability. 132134 Section 7.7. Resignation of the Collateral Custodian. 134136 Section 7.8. Release of Documents. 134136 Section 7.9. Return of Underlying Instruments. 135137 Section 7.10. Access to Certain Documentation and Information Regarding the Collateral; Audits. 136137 ARTICLE VIII. SECURITY INTEREST 136138 Section 8.1. Grant of Security Interest. 136138 Section 8.2. Release of Lien on Collateral. 137139 Section 8.3. Further Assurances. 138139 Section 8.4. Remedies. 138140 Section 8.5. Waiver of Certain Laws. 139141 TABLE OF CONTENTS (continued) Page iii 4126-0492-3492.7 Section 8.6. Power of Attorney. 139141 ARTICLE IX. EVENTS OF DEFAULT 140142 Section 9.1. Events of Default. 140142 Section 9.2. Remedies. 142144 ARTICLE X. INDEMNIFICATION 143145 Section 10.1. Indemnities by the Borrower. 143145 Section 10.2. Indemnities by the Collateral Manager. 146148 Section 10.3. Taxes. 147149 ARTICLE XI. THE ADMINISTRATIVE AGENT 147149 Section 11.1. Appointment. 147149 Section 11.2. Exculpatory Provisions. 148150 Section 11.3. Administrative Agent’s Reliance, Etc. 149151 Section 11.4. Credit Decision with Respect to the Administrative Agent. 149151 Section 11.5. Indemnification of the Administrative Agent. 150152 Section 11.6. Successor Administrative Agent. 150152 Section 11.7. Delegation of Duties. 151153 Section 11.8. Payments by the Administrative Agent. 151153 Section 11.9. Collateral Matters. 151153 Section 11.10. Erroneous Payments. 152154 ARTICLE XII. MISCELLANEOUS 154156 Section 12.1. Amendments and Waivers. 154156 Section 12.2. Notices, Etc. 155157 Section 12.3. Ratable Payments. 156158 Section 12.4. No Waiver; Remedies. 156158 Section 12.5. Binding Effect; Benefit of Agreement. 156158 Section 12.6. Term of this Agreement. 156158 Section 12.7. Governing Law; Waiver of Jury Trial. 157159 Section 12.8. Consent to Jurisdiction; Waiver of Objection to Venue; Waivers.157159 Section 12.9. Costs and Expenses. 157159 Section 12.10. No Proceedings. 158160 Section 12.11. Recourse Against Certain Parties. 158160 Section 12.12. Protection of Right, Title and Interest in the Collateral; Further Action Evidencing Advances. 159161 Section 12.13. Confidentiality. 160162 Section 12.14. Execution in Counterparts; Severability; Integration. 162164 Section 12.15. Waiver of Setoff. 162164 Section 12.16. Status of Lenders; Assignments by the Lenders. 162164 Section 12.17. Heading and Exhibits. 164166 Section 12.18. Intent of the Parties. 164166 TABLE OF CONTENTS (continued) Page iv 4126-0492-3492.7 Section 12.19. Recognition of the U.S. Special Resolution Regimes. 164166

i 4126-0492-3492.7 EXHIBITS EXHIBIT A-1 Form of Funding Notice EXHIBIT A-2 Form of Repayment Notice EXHIBIT A-3 Form of Reinvestment Notice EXHIBIT A-4 Form of Borrowing Base Certificate EXHIBIT A-5 Form of Approval Notice EXHIBIT B [Reserved] EXHIBIT C Form of Officer’s Certificate as to Solvency EXHIBIT D Form of Officer’s Closing Certificate EXHIBIT E Form of Release of Underlying Instruments EXHIBIT F Form of Certificate of Assignment EXHIBIT G [Reserved] EXHIBIT H [Reserved] EXHIBIT I Form of Joinder Supplement EXHIBIT J [Reserved] EXHIBIT K [Reserved] EXHIBIT L-1 Form of Tax Certificate (For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes) EXHIBIT L-2 Form of Tax Certificate (For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes) EXHIBIT L-3 Form of Tax Certificate (For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes) EXHIBIT L-4 Form of Tax Certificate (For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes) EXHIBIT M Form of Loan Checklist ii 4126-0492-3492.7 SCHEDULES SCHEDULES SCHEDULE I Legal Names SCHEDULE II Approved Broker Dealers and Approved Valuation Firms SCHEDULE III Loan List SCHEDULE IV Credit and Collection Policy SCHEDULE V Agreed-Upon Procedures SCHEDULE VI Closing Date Participation Interests ANNEXES ANNEX A Addresses for Notices ANNEX B Commitments ANNEX C Variable Defined Terms 2 4126-0492-3492.7 WHEREAS, the Lenders are willing to extend such credit to the Borrower on the terms and subject to the conditions set forth herein. NOW, THEREFORE, based upon the foregoing Recitals, the mutual premises and agreements contained herein, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows: ARTICLE I.ARTICLE I. DEFINITIONS Section 1.1. Section 1.1. Certain Defined Terms.. Certain capitalized terms used throughout this Agreement are defined in this Section 1.1. As used in this Agreement and its schedules, exhibits and other attachments, unless the context requires a different meaning, the following terms shall have the following meanings: “1940 Act”: The Investment Company Act of 1940, as amended, and the rules and regulations promulgated thereunder. “Account”: Any of the Canadian Dollar Account, the Collateral Account, the Euro Account, the Australian Dollar Account, the GBP Account, the Principal Collection Account, the Interest Collection Account, the Unfunded Exposure Account and any sub-accounts thereof reasonably deemed appropriate or necessary by the Securities Intermediary or the Administrative Agent for convenience in administering such accounts. “Accreted Interest”: Interest accrued on a Loan that is added to the principal amount of such Loan instead of being paid as it accrues. “Accrual Period”: With respect to (a) the first Payment Date, the period from and including the Closing Date to and including the Determination Date immediately preceding the first Payment Date, and (b) any subsequent Payment Date, the period from but excluding the Determination Date preceding the previous Payment Date to and including the Determination Date preceding the current Payment Date (or, in the case of the final Payment Date, to and including such Payment Date). “Administrative Agent”: Wells Fargo, in its capacity as administrative agent, together with its successors and assigns, including any successor appointed pursuant to Section 11.6Section 11.6. “Administrative Expenses”: All amounts (including indemnification payments) due or accrued and payable by the Borrower to any Person pursuant to any Transaction Document or otherwise required to be reimbursed by the Borrower, including, but not limited to, the Collateral Manager, the Independent Manager, any third party service provider to the Borrower, any Lender, the Administrative Agent or the Collateral Custodian, any Approved Broker Dealer or 5 4126-0492-3492.7 injunctions, writs, awards or orders of any court, arbitrator or other administrative, judicial, or quasi-judicial tribunal or agency of competent jurisdiction. “Applicable Reference Rate”: (a) With respect to any Advances denominated in Dollars, Daily Simple SOFR, (b) with respect to any Advances denominated in Canadian Dollars, Term CORRA for the applicable Interest Period, (c) with respect to any Advances denominated in GBP, Daily Simple SONIA or (d) with respect to any Advances denominated in Euros or Australian Dollars, the applicable Eurocurrency Rate for the applicable Interest Period. “Applicable Spread”: From(a) Prior to and including March 28January 12, 20252026, 2.05% per annum and (b) on and after the Third Amendment Closing Date, 1.85% per annum; provided that, upon the occurrence and during the existence of an Event of Default (including the occurrence of the Termination Date) the Applicable Spread will increase by 2.00% per annum. “Approval Notice”: A notice substantially in the form of Exhibit A-5 attached hereto, executed by the Administrative Agent, evidencing the approval of the Administrative Agent, in its sole discretion in accordance with clause (B) of the definition of “Eligible Loan”, of the Loans to be added to the Collateral. “Approved Broker Dealer”: (a) Each broker dealer listed on part I of Schedule II hereto and (b) any other financial institution designated as an “Approved Broker Dealer” by the Collateral Manager and reasonably acceptable to the Administrative Agent. “Approved Jurisdictions”: Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Luxembourg, The Netherlands, Norway, Sweden, Switzerland, the United Kingdom, Australia and any other country added with the prior written consent of the Administrative Agent in its sole discretion. “Approved Valuation Firm”: (a) Each valuation firm listed on part II of Schedule II hereto and (b) any other nationally recognized accounting firm or valuation firm approved by the Administrative Agent in its sole discretion. “Asset Rejection Percentage”: The ratio of (a)(i) the number of Partially Eligible Loans submitted by the Borrower to the Administrative Agent to be included in the Collateral which are rejected by the Administrative Agent pursuant to clause (B) of the definition of “Eligible Loan” plus (ii) the number of Eligible Loans which are given an Assigned Value of less than 50% of their respective Purchase Price by the Administrative Agent pursuant to clause (a)(iii) of the definition of “Assigned Value” to (b) the total number of Partially Eligible Loans submitted by the Borrower to the Administrative Agent to be included in the Collateral; provided that, until fifteen (15) Partially Eligible Loans have been submitted to the Administrative Agent by the Borrower, the Asset Rejection Percentage shall be zero. “Assigned Value”: (a) With respect to any Loan as of any date of determination and subject to the following clauses (b) through (f), the lowest of (i) 100%, (ii) the Purchase Price with respect to such Loan and (iii) the value (expressed as a percentage of par) of such Loan as determined by the Administrative Agent in its sole discretion as of the date upon which such Loan is acquired

8 4126-0492-3492.7 determination of its Assigned Value if, after giving effect to such challenge, the aggregate principal balance of Eligible Loans subject to such a challenge does not exceed 25.0% of the aggregate principal balance of Eligible Loans subject to Assigned Value Challengeable Events in the calendar quarter in which such challenge occurs (it being understood and agreed that all such calculations shall be based on the higher of the principal balance of the applicable Eligible Loans as of the first day of such quarter and the applicable calculation date). Any Assigned Value determined hereunder with respect to any Loan on any date after the date such Loan is transferred to the Borrower shall be communicated by the Administrative Agent to the Borrower, the Collateral Manager, the Collateral Custodian and the Lenders. “Assigned Value Challenge Cap”: With respect to any Loan subject to a Value Adjustment Event, the Assigned Value that existed immediately prior to the start of the related Assigned Value Challenge Cap Notice Period. “Assigned Value Challenge Cap Notice Period”: With respect to any Loan, the period commencing on the date that the Administrative Agent gives notice to the Borrower and the Collateral Manager of a reduction in the Assigned Value of such Loan pursuant to clause (a), (b), (c), (d), (e), (g) or (i) of the definition of “Value Adjustment Event” and ending on the date that is thirty (30) days following notice of such reduction. “Assigned Value Challengeable Events”: The meaning specified in the definition of “Assigned Value”. “Australian Dollar Borrowing Base”: As of any Measurement Date, an amount equal to the greater of (i) zero and (ii) the aggregate sum of (a) the sum of the products, for each Eligible Loan denominated in Australian Dollars as of such date, of (A) the OLB of each such Eligible Loan as of such date and (B) 85.0%, plus (b) the amount of Australian Dollars that are Principal Collections on deposit in the Australian Dollar Account as of such date, minus (c) the greater of (x) zero and (y)(i) the Unfunded Exposure Equity Amount with respect to Eligible Loans denominated in Australian Dollars minus (ii) the amount of Australian Dollars that are Unfunded Exposure Collections on deposit in the Australian Dollar Account. “Australian Dollar Account”: Collectively, each Securities Account and any sub-accounts created and maintained on the books and records of the Collateral Custodian for the deposit of Australian Dollars in the name of the Borrower and subject to the Lien of the Administrative Agent for the benefit of the Secured Parties. “Australian Dollars”: The lawful currency for the time being of Australia. “Available Currency”: Dollars, Canadian Dollars, Euros, Australian Dollars and GBP. “Available Tenor”: As of any date of determination and with respect to any then-current Benchmark for any Available Currency, as applicable, if such Benchmark is a term rate, any tenor for such Benchmark (or component thereof) that is or may be used for determining the length of an Interest Period pursuant to this Agreement as of such date and not including, for the avoidance of doubt, any tenor for such Benchmark that is then-removed from the definition of “Interest Period” pursuant to Section 2.16(d). 9 4126-0492-3492.7 “Availability”: As of any day, an amount equal to the excess, if any, of (i) the Aggregate Borrowing Base minus (ii) the Advances Outstanding on such day; provided that at all times on and after the earliest to occur of the Revolving Period End Date, the Revolving Period Termination Date and the Termination Date, the Availability shall be zero. “Available Funds”: With respect to any Payment Date, all amounts on deposit in the Collection Account (including, without limitation, any Collections) as of the last day of the related Collection Period. “Bankruptcy Code”: The United States Bankruptcy Reform Act of 1978 (11 U.S.C. § 101, et seq.), as amended from time to time. “Base Rate”: For any day, the rate per annum (rounded upward, if necessary, to the next 1/100 of 1%) equal to the greatest of (a) zero, (b) the Federal Funds Rate in effect on such day plus 0.50% and (c) the Prime Rate in effect on such day. “BBSY”: The meaning specified in the definition of “Eurocurrency Rate”. “Benchmark”: Initially, with respect to an Available Currency, the Applicable Reference Rate; provided that if a Benchmark Transition Event with respect to such Applicable Reference Rate has occurred, then “Benchmark” means, with respect to the Obligations, interest, fees, commissions or other amounts denominated in, or calculated with respect to, such Available Currency, the applicable Benchmark Replacement to the extent that such Benchmark Replacement has replaced such prior benchmark rate pursuant to Section 2.16. “Benchmark Replacement”: With respect to any Benchmark Transition Event for any then-current Benchmark, the sum of: (a) the alternate benchmark rate that has been selected by the Administrative Agent and the Borrower as the replacement for such Benchmark, giving due consideration to (i) any selection or recommendation of a replacement benchmark rate or the mechanism for determining such a rate by the Relevant Governmental Body or (ii) any evolving or then-prevailing market convention for determining a benchmark rate as a replacement for such Benchmark for syndicated credit facilities denominated in the applicable Available Currency at such time and (b) the related Benchmark Replacement Adjustment, if any; provided that, if such Benchmark Replacement as so determined would be less than the Floor, such Benchmark Replacement will be deemed to be the Floor for purposes of this Agreement and the other Transaction Documents. “Benchmark Replacement Adjustment”: With respect to any replacement of any then-current Benchmark with an Unadjusted Benchmark Replacement, the spread adjustment, or method for calculating or determining such spread adjustment, (which may be a positive or negative value or zero) that has been selected by the Administrative Agent and the Borrower giving due consideration to (a) any selection or recommendation of a spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of such Benchmark with the applicable Unadjusted Benchmark Replacement by the Relevant Governmental Body or (b) any evolving or then-prevailing market convention for determining a spread adjustment, or method for calculating or determining such spread adjustment, for the 12 4126-0492-3492.7 “BHC Act Affiliate”: The meaning assigned to the term “affiliate” in, and shall be interpreted in accordance with, 12 U.S.C. § 1841(k). “Borrower”: The meaning specified in the Preamble. “Borrower LLC Agreement”: The Amended and Restated Limited Liability Company Agreement of the Borrower, dated as of the Closing Date, as the same may be amended, restated, modified or supplemented from time to time. “Borrower’s Notice”: Any (a) Funding Notice or (b) Reinvestment Notice. “Borrowing Base Certificate”: A certificate, in the form of Exhibit A-4, setting forth, among other things, the calculation of the Borrowing Base as of each Measurement Date. “Borrowing Base Deficiency”: A condition occurring on any Measurement Date on which the Advances Outstanding exceed the Aggregate Borrowing Base. “Borrowing Base Deficiency (Currency)”: With respect to the Borrowing Base denominated in any Available Currency, a condition occurring on any Measurement Date on which, (a) as to the Canadian Dollar Borrowing Base, the Advances Outstanding in Canadian Dollars exceed the Canadian Dollar Borrowing Base, (b) as to the Dollar Borrowing Base, the Advances Outstanding in Dollars exceed the Dollar Borrowing Base, (c) as to the Euro Borrowing Base, the Advances Outstanding in Euros exceed the Euro Borrowing Base or, (d) as to the GBP Borrowing Base, the Advances Outstanding in GBP exceed the GBP Borrowing Base or (e) as to the Australian Dollar Borrowing Base, the Advances Outstanding in Australian Dollars exceed the Australian Dollar Borrowing Base. “Borrowing Bases”: Collectively, the Aggregate Borrowing Base, the Australian Dollar Borrowing Base, the Canadian Dollar Borrowing Base, the Dollar Borrowing Base, the Euro Borrowing Base and the GBP Borrowing Base. “Breakage Costs”: With respect to any Lender, any amount or amounts as shall compensate such Lender for any loss, cost or expense incurred by such Lender (as determined by the applicable Lender in such Lender’s reasonable discretion, but excluding the Applicable Spread) as a result of a payment by the Borrower of Advances Outstanding or Interest other than on a Payment Date. All Breakage Costs shall be due and payable hereunder on each Payment Date in accordance with Section 2.7Section 2.7 and Section 2.8. The determination by the applicable Lender of the amount of any such loss, cost or expense shall be conclusive absent manifest error. For the avoidance of doubt, no Breakage Costs shall be due in connection with a prepayment by the Borrower of any Daily Simple RFR Advance. “Broadly Syndicated Loan”: Any First Lien Loan (i) issued pursuant to an Underlying Instrument governing the issuance of Indebtedness of the related Obligor having an aggregate principal amount (whether drawn or undrawn) of $350,000,000 or greater (or equivalent in an Available Currency), (ii) with a related Obligor with EBITDA of at least $75,000,000 (or equivalent in an Available Currency) for the twelve months immediately prior to the acquisition of such Loan by the Borrower and (iii) is publicly rated by both of S&P and Moody’s (or the 13 4126-0492-3492.7 related Obligor is rated by both of S&P and Moody’s) and no such rating is lower than “B3” in the case of Moody’s and “B-” in the case of S&P. “Business Day”: Any day (other than a Saturday or a Sunday) on which banks are not required or authorized to be closed in New York, New York; Charlotte, North Carolina; or the United States location of the Collateral Custodian’s Corporate Trust Office; provided that, if any determination of a Business Day shall relate to an Advance bearing interest at (w), Daily Simple SOFR, the term “Business Day” shall also exclude any day that is not a U.S. Government Securities Business Day, (x) Term CORRA, the term “Business Day” shall also exclude any day that is not a CORRA Business Day, (y) Daily Simple SONIA, the term “Business Day” shall also exclude any day that is not a SONIA Business Day and (z) theany Eurocurrency Rate, the term “Business Day” shall also exclude any day that is not a Eurocurrency Business Day. For avoidance of doubt, if the offices of the Collateral Custodian are authorized by applicable law, regulation or executive order to close on any day but such offices remain open on such day, such day shall not be a “Business Day.” “Canadian Dollar Account”: Collectively, each Securities Account and any sub-accounts created and maintained on the books and records of the Collateral Custodian for the deposit of Canadian Dollars in the name of the Borrower and subject to the Lien of the Administrative Agent for the benefit of the Secured Parties. “Canadian Dollar Borrowing Base”: As of any Measurement Date, an amount equal to the greater of (i) zero and (ii) the aggregate sum of (a) the sum of the products, for each Eligible Loan denominated in Canadian Dollars as of such date, of (A) the OLB of each such Eligible Loan as of such date and (B) 85.0%, plus (b) the amount of Canadian Dollars that are Principal Collections on deposit in the Canadian Dollar Account as of such date, minus (c) the greater of (x) zero and (y)(i) the Unfunded Exposure Equity Amount with respect to Eligible Loans denominated in Canadian Dollars minus (ii) the amount of Canadian Dollars that are Unfunded Exposure Collections on deposit in the Canadian Dollar Account. “Canadian Dollars”: The lawful currency for the time being of Canada. “Cash”: Cash or legal currency of the United States as at the time shall be legal tender for payment of all public and private debts. “Cash Interest Coverage Ratio”: With respect to any Loan for any Relevant Test Period, either (a) the meaning of “Cash Interest Coverage Ratio” or comparable definition set forth in the Underlying Instruments for such Loan, or (b) in the case of any Loan with respect to which the related Underlying Instruments do not include a definition of “Cash Interest Coverage Ratio” or comparable definition, the ratio of (i) EBITDA to (ii) Cash Interest Expense of such Obligor with respect to the applicable Relevant Test Period, as calculated by the Borrower and Collateral Manager in good faith. “Cash Interest Expense”: With respect to any Obligor for any period, the amount which, in conformity with GAAP, would be set forth opposite the caption “interest expense” or any like caption reflected on the most recent financial statements delivered by such Obligor to the Borrower for such period.

24 4126-0492-3492.7 (o) such Loan requires the related Obligor to pay customary maintenance, repair, insurance and taxes, together with all other ancillary costs and expenses, with respect to the related, underlying collateral of such Loan; (p) such Loan has an original term to stated maturity as of the Purchase Date that does not exceed ten (10) years; (q) the Underlying Instruments for such Loan do not contain a confidentiality provision that would prohibit the Administrative Agent or any Secured Party from obtaining all necessary information with regard to such Loan, so long as the Administrative Agent or such Secured Party, as applicable, has agreed to maintain the confidentiality of such information in accordance with the provisions of such Underlying Instruments; (r) such Loan requires (i) periodic payments of accrued and unpaid interest in cash (x) in a minimum amount of (A) if such Loan has a floating interest rate based on the applicable interest rate index (including any Partial PIK Loan), such applicable interest rate index plus 2.15% per annum, (B) if such Loan has a floating interest rate based on the Prime Rate, the Prime Rate or (C) if such Loan has a fixed interest rate, 6.0% per annum and (y) on a current basis no less frequently than quarterly and (ii) a fixed amount of principal payable in cash no later than its stated maturity; (s) if such Loan is a registration-required obligation within the meaning of Section 163(f)(2) of the Code, such Loan is Registered; (t) such Loan is not a participation interest unless it is a Closing Date Participation Interest with an Elevation Date no later than sixty (60) days after the Closing Date; for the avoidance of doubt, any Loan that ceases to be an “Eligible Loan” as a result of not being Elevated within the above time period shall upon Elevation no longer be excluded from constituting an Eligible Loan as a result of this clause (t); (u) [reserved];such Loan shall not cause the sum of the OLBs of all Loans (i) with respect to which the related Obligor is domiciled in Australia or (ii) that are denominated in Australian Dollars to exceed 5.0% of the Aggregate OLB as of such date; (v) such Loan (A) is not an Equity Security and (B) does not provide for the conversion or exchange into an Equity Security at any time on or after the date it is included as part of the Collateral; (w) such Loan does not constitute Margin Stock; (x) unless such Loan is a Delayed Draw Loan or a Revolving Loan, such Loan does not require the Borrower to make advances in respect of such Loan at any time after the Borrower’s purchase of such Loan; provided that, if such Loan is a Delayed Draw Loan or a Revolving Loan, the acquisition of such Loan would not cause the sum of the aggregate OLBs and Unfunded Exposure Amount of all Loans that would qualify as a Revolving Loan plus the Aggregate Unfunded Exposure Amount of all Loans that would qualify as a Delayed Draw Loan 26 4126-0492-3492.7 “Equityholder”: The meaning specified in the Preamble. “Equityholder Loan”: Any Loan that is sold and/or contributed by the Equityholder to the Borrower pursuant to the Sale Agreement. “Equityholder Purchased Loan Balance”: As of any date of determination, an amount equal to the outstanding balance of all Equityholder Loans acquired by the Borrower prior to such date. “Equity Security”: (i) Any equity security or any other security that is not eligible for purchase by the Borrower as a Loan and (ii) any security purchased as part of a “unit” with a Loan and that itself is not eligible for purchase by the Borrower as a Loan. “ERISA”: The United States Employee Retirement Income Security Act of 1974, as amended from time to time, and the regulations promulgated or issued thereunder. “ERISA Affiliate”: (a) Any corporation that is a member of the same controlled group of corporations (within the meaning of Section 414(b) of the Code) as the Borrower, (b) a trade or business (whether or not incorporated) under common control (within the meaning of Section 414(c) of the Code) with the Borrower, or (c) a member of the same affiliated service group (within the meaning of Section 414(m) of the Code) as the Borrower. “EURIBOR”: The meaning specified in the definition of “Eurocurrency Rate”. “Euro” and “€”: The lawful currency of each state so described in any EMU Legislation introduced in accordance with the EMU Legislation. “Euro Account”: Collectively, each Securities Account and any sub-accounts created and maintained on the books and records of the Collateral Custodian for the deposit of Euros in the name of the Borrower and subject to the Lien of the Administrative Agent for the benefit of the Secured Parties. “Euro Borrowing Base”: As of any Measurement Date, an amount equal to the greater of (i) zero and (ii) the aggregate sum of (a) the sum of the products, for each Eligible Loan denominated in Euros as of such date, of (A) the OLB of each such Eligible Loan as of such date and (B) 85.0%, plus (b) the amount of Euros that are Principal Collections on deposit in the Euro Account as of such date, minus (c) the greater of (x) zero and (y)(i) the Unfunded Exposure Equity Amount with respect to Eligible Loans denominated in Euros minus (ii) the amount of Euros that are Unfunded Exposure Collections on deposit in the Euro Account. “Eurocurrency Business Day”: (a) With respect to Advances denominated in Euros, any TARGET Day and (b) with respect to any Advances denominated in Australian Dollars, any day (other than a Saturday or Sunday) on which banks are open for business in Melbourne. “Eurocurrency Rate”: For any Interest Period, : 27 4126-0492-3492.7 (a) with respect to Advances denominated in Euros, the greater of (i) the rate per annum equal to the Euro Interbank Offered Rate (“EURIBOR”) as administered by the European Money Markets Institute, or a comparable or successor administrator approved by the Administrative Agent, for a period of one month, at approximately 11:00 a.m. (Brussels time) on the applicable Eurocurrency Rate Determination Day and (ii) the Floor.; and (b) with respect to Advances denominated in Australian Dollars, the greater of (i) the rate per annum equal to the Bank Bill Swap Reference Bid Rate (“BBSY”) as published on the applicable Reuters screen page (or such other commercially available source providing such quotations as may be designated by the Administrative Agent from time to time), for a period of one month, at approximately 10:30 a.m. (Melbourne time) on the applicable Eurocurrency Rate Determination Day and (ii) the Floor. “Eurocurrency Rate Determination Day”: With respect to any Interest Period relating to EURIBOR or BBSY, two (2) Eurocurrency Business Days prior to the commencement of such Interest Period such other day as is generally treated as the rate fixing day by market practice in the applicable interbank market, as determined by the Administrative Agent; provided that to the extent that such market practice is not administratively feasible for the Administrative Agent, such other day as otherwise reasonably determined by the Administrative Agent). “Event of Default”: The meaning specified in Section 9.1. “Excepted Persons”: The meaning specified in Section 12.13(a). “Excess Concentration Amount”: The greater of (a) zero and (b) the sum of (x) the aggregate OLB of all Non-First Lien Loans minus the greater of (i) the product of (A) the Aggregate OLB and (B) 20% and (ii) the applicable amount set forth in Annex C, (y) the aggregate OLB of all Second Lien Loans minus the greater of (i) the product of (A) the Aggregate OLB and (B) 15% and (ii) the applicable amount set forth in Annex C and (z) the amount by which the sum of the OLBs of all Eligible Loans made to such Obligor (including any Affiliate thereof) exceeds (i) if such Obligor is one of the two (2) largest Obligors (by aggregate OLB for such Obligor), the applicable amount set forth in Annex C, (ii) if such Obligor is one of the next three (3) largest Obligors (by aggregate OLB for such Obligor) other than those set forth in clause (i) above, the applicable amount set forth in Annex C, or (iii) otherwise, the applicable amount set forth in Annex C. “Exchange Act”: The United States Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder. “Excluded Amounts”: Any amount received in the Collection Account with respect to any Loan included as part of the Collateral, (i) which amount is attributable to the reimbursement of payment by the Borrower or any Affiliate (other than from amounts on deposit in the Collection Account) of any Tax, fee or other charge imposed by any Governmental Authority on such Loan or on any Underlying Assets or (ii) which amount was deposited into the Collection Account in error. 28 4126-0492-3492.7 “Excluded Taxes”: Any of the following Taxes imposed on or with respect to a Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its applicable lending office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on amounts payable to or for the account of such Lender with respect to an applicable interest in an Advance or a Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Advance or Commitment or (ii) such Lender changes its lending office, except in each case to the extent that, pursuant to Section 2.13, amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its lending office, (c) Taxes attributable to such Recipient’s failure to comply with Section 2.13(g) and (d) any U.S. federal withholding Taxes imposed under FATCA. “Exposure Amount Shortfall”: The meaning specified in Section 2.2(e)Section 2.2(e). “Facility Attachment Ratio”: With respect to any Eligible Loan, as of any date of determination, an amount equal to (a) if such Eligible Loan is a First Lien Loan, the product of (i) the First Out Attachment Ratio, (ii) the applicable Advance Rate and (iii) the Assigned Value, (b) if such Eligible Loan is a First Lien Last Out Loan, the sum of (i) the First Out Attachment Ratio and (ii) the product of (A) the Last Out Attachment Ratio less the First Out Attachment Ratio, (B) the applicable Advance Rate and (C) the Assigned Value, (c) if such Eligible Loan is a Second Lien Loan, the sum of (i) the Net Senior Leverage Ratio and (ii) the product of (A) the Total Leverage Ratio less the Net Senior Leverage Ratio, (B) the applicable Advance Rate and (C) the Assigned Value, and (d) if such Eligible Loan is a Designated Loan, the applicable Facility Attachment Ratio calculation above for a First Lien Loan. “Facility Amount”: $500,000,000750,000,000, as such amount may vary from time to time pursuant to Sections 2.1(c) and 2.3 hereof; provided that on or after the earlier to occur of the Revolving Period End Date or the Termination Date, the Facility Amount shall mean the Advances Outstanding. “Facility Maturity Date”: The two-year anniversary of the Revolving Period End Date. “FATCA”: Sections 1471 through 1474 of the Code, as in effect on the Closing Date (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof, any agreements entered into pursuant to Section 1471(b)(1) of the Code and any intergovernmental agreements (or related legislation or official administrative rules or practices) implementing the foregoing. “FDIC”: The Federal Deposit Insurance Corporation, and any successor thereto. “Federal Funds Rate”: For any day, a per annum rate equal to the weighted average of the overnight federal funds rates as in Federal Reserve Board Statistical Release H.15(519) or

39 4126-0492-3492.7 provided that no Material Modification will be deemed to have occurred with respect to any publicly rated Loan if after the occurrence of any of the events listed in clause (d) of this definition if any of S&P, Fitch or Moody’s (or, if such Loan is rated by some or all of S&P, Fitch and Moody’s each of S&P, Fitch and Moody’s) has affirmed its public rating of such Loan, in each case unless such Loan is considered to be “significantly modified” within the meaning of Treasury Regulation §1.1001-3. “Measurement Date”: Each of the following: (i) the Closing Date; (ii) each date on which the Administrative Agent, by notice to the Borrower, adjusts the Assigned Value of a Loan following the occurrence of a Value Adjustment Event with respect thereto; (iii) each Determination Date, (iv) the date of each Transaction and (v) the date of each Discretionary Sale. “Moody’s”: Moody’s Investors Service, Inc., and any successor thereto. “Multiemployer Plan”: A “multiemployer plan” as defined in Section 4001(a)(3) of ERISA that is or was at any time during the current year or the preceding five (5) years contributed to by the Borrower or any ERISA Affiliate on behalf of its employees. “Net Senior Leverage Ratio”: With respect to any Loan for any Relevant Test Period, either (a) the meaning of “Net Senior Leverage Ratio” or comparable definition set forth in the Underlying Instruments for such Loan, or (b) in the case of any Loan with respect to which the related Underlying Instruments do not include a definition of “Net Senior Leverage Ratio” or comparable definition, the ratio of (i) the senior Indebtedness (including, without limitation, such Loan) of the applicable Obligor as of the date of determination minus the Unrestricted Cash of such Obligor as of such date to (ii) EBITDA of such Obligor with respect to the applicable Relevant Test Period, as calculated by the Borrower and Collateral Manager in good faith using information from and calculations consistent with the relevant compliance statements and financial reporting packages provided by the relevant Obligor in accordance with the requirements of the related Underlying Instruments. “Non-First Lien Loan”: A Second Lien Loan or a First Lien Last Out Loan. “Non-Usage Fee”: A fee with respect to each Accrual Period in an amount equal to the sum for each day during such Accrual Period of (x) the product of (a) the Unused Facility Amount as of the close of business on such day multiplied by (b) the Non-Usage Fee Rate with respect to such day, divided by (y) 365. “Non-Usage Fee Rate”: For each day (a) prior to the six-month anniversary of the Closing Date, 0.50%; (b) on and after the six-month anniversary of the Closing Date and prior to the twelve-month anniversary of the(and including) the Third Amendment Closing Date, (i) 0.50% on the first portion of the Unused Facility Amount up to the product of (x) 7540% and (y) the Facility Amount and (ii) 2.00% on the portion of the Unused Facility Amount in excess of the product of (x) 7540% and (y) the Facility Amount; (b) after the Third Amendment Closing Date and prior to (and including) the six-month anniversary of the Third Amendment Closing Date, (i) 0.50% on the first portion of the Unused Facility Amount up to the product of (x) 60% and (y) the Facility Amount and (ii) 2.00% on the portion of the Unused Facility Amount in excess of the product of (x) 60% and (y) the Facility Amount; and (c) thereafter, (i) 0.50% on the 49 4126-0492-3492.7 similar payment, purchase or other acquisition for value, direct or indirect, of any class of membership interests of the Borrower now or hereafter outstanding, and (iii) any payment made to redeem, purchase, repurchase or retire, or to obtain the surrender of, any outstanding warrants, options or other rights to acquire membership interests of the Borrower now or hereafter outstanding. “Revaluation Date”: Subject to Section 2.5, with respect to any Advance denominated in an Alternative Currency, each of the following: (i) the Funding Date of such Advance but only as to the amounts so borrowed on such date, (ii) each date of a Rollover of such Advance pursuant to the terms of this Agreement, but only as to the amounts so renewed on such date, and (iii) such additional dates as the Administrative Agent shall determine. “Revenue Recognition Implementation”: The implementation by an Obligor of IFRS 15/ASC 606. “Review Criteria”: The meaning specified in Section 7.2(b)(i). “Revolving Lender”: Each Lender with a Commitment to fund Advances other than Swingline Advances. “Revolving Loan”: Any Loan (other than a Delayed Draw Loan, but including funded and unfunded portions of revolving credit lines and letter of credit facilities, unfunded commitments under specific facilities and other similar loans and investments) that under the Underlying Instruments relating thereto may require one or more future advances to be made to the Obligor by the Borrower. “Revolving Period”: The period commencing on the Closing Date and ending on the day preceding the earlier to occur of the Revolving Period End Date or the Termination Date. “Revolving Period End Date”: The earlier to occur of (a) the three-year anniversary of the Second Amendment Closing DateNovember 4, 2028 (as such date may be extended pursuant to Section 2.3(c)) and (b) the Revolving Period Termination Date. “Revolving Period Termination Date”: The date of the declaration of the Termination Date pursuant to Section 9.2(a). “Rollover”: The renewal of all or any part of any Term Rate Advance upon the expiration of the applicable Interest Period with respect thereto. “Rollover Date”: The date that is one (1) Business Day after the immediately preceding Determination Date. “S&P”: S&P Global Ratings (or its successors in interest). “Sale Agreement”: The Loan Sale Agreement, dated as of the Closing Date, between the Seller, as seller, and the Borrower, as purchaser, as the same may be amended, modified, waived, supplemented or restated from time to time. 50 4126-0492-3492.7 “Sale Proceeds”: With respect to any Loan, all proceeds received as a result of the sale of such Loan, net of all out-of-pocket expenses of the Borrower, the Collateral Manager and the Collateral Custodian incurred in connection with any such sale. “Sanction” or “Sanctions”: Individually and collectively, respectively, any and all economic or financial sanctions, sectoral sanctions, secondary sanctions, trade embargoes and anti-terrorism laws, including but not limited to those imposed, administered or enforced from time to time by: (a) the United States of America, including those administered by the U.S. Department of the Treasury’s Office of Foreign Assets Control (“OFAC”), the U.S. Department of the Treasury, the U.S. Department of State, the U.S. Department of Commerce, or through any existing or future statute or executive order; (b) the United Nations Security Council; (c) the European Union; (d) the United Kingdom; or (e) any other Governmental Authorities with jurisdiction over any Borrower, the Collateral Manager, any Equityholder or any of their respective Subsidiaries. “Sanctioned Person”: Any Person that is a target of Sanctions, including without limitation, a Person that is: (a) on any list of targets identified or designated pursuant to any Sanctions, including those listed on OFAC’s Specially Designated Nationals (SDN) and Blocked Persons List and OFAC’s Consolidated Non-SDN List; (b) a legal entity that is a Sanctions target based on the ownership or control of such legal entity by Sanctioned Person(s); or (c) the target of or subject to any territorial or country-based Sanctions program (as of the Closing Date, Cuba, Iran, North Korea, Syria, the Crimea region of Ukraine, the so-called Donetsk People’s Republic and the so-called Luhansk People’s Republic). “Scheduled Payment”: Each scheduled payment of principal and/or interest required to be made by an Obligor on the related Loan, as adjusted pursuant to the terms of the related Underlying Instruments, if applicable. “Second Amendment Closing Date”: March 31, 2025. “Second Lien Loan”: Any Loan that (x)(i) is secured by a pledge of collateral which security interest is validly perfected and second priority security under Applicable Law (subject to Liens permitted by the applicable Underlying Instruments), (ii) is either pari passu or second priority in right of payment with the Indebtedness of the holders of the first priority security interest and (iii) pursuant to an intercreditor agreement between the Borrower and the holder of such first priority security interest, the amount of Indebtedness covered by such first priority security interest is limited in terms of aggregate outstanding amount or percent of outstanding principal or (y) is designated by the Administrative Agent as a “Second Lien Loan” on the related Approval Notice. “Secured Party”: (i) Each Lender, (ii) the Administrative Agent and (iii) the Collateral Custodian. “Securities Account”: The meaning specified in Section 8-501(a) of the UCC. “Securities Account Control Agreement”: The Account Control Agreement, dated as of the date hereof, among the Borrower, as the pledgor, the Administrative Agent and Western 54 4126-0492-3492.7 “Term CORRA Reference Rate”: The forward-looking term rate based on CORRA. “Term Rate Advance”: Any Advance that bears interest at a rate based on Term CORRA or theany Eurocurrency Rate. “Termination Date”: The earliest of (a) the date of the termination in whole of the Facility Amount pursuant to Section 2.3(a), (b) the Facility Maturity Date and (c) the date of the declaration of the Termination Date or the date of the automatic occurrence of the Termination Date pursuant to Section 9.2(a). “Third Amendment Closing Date”: January 13, 2026. “Total Leverage Ratio”: With respect to any Loan for any Relevant Test Period, either (a) the meaning of “Total Leverage Ratio” or comparable definition set forth in the Underlying Instruments for such Loan, or (b) in the case of any Loan with respect to which the related Underlying Instruments do not include a definition of “Total Leverage Ratio” or comparable definition, the ratio of (i) the total Indebtedness (including, without limitation, such Loan) of the applicable Obligor as of the date of determination minus the Unrestricted Cash of such Obligor as of such date to (ii) EBITDA of such Obligor with respect to the applicable Relevant Test Period, as calculated by the Borrower and Collateral Manager in good faith using information from and calculations consistent with the relevant compliance statements and financial reporting packages provided by the relevant Obligor in accordance with the requirements of the related Underlying Instruments. “Transaction”: The meaning specified in Section 3.2(a). “Transaction Documents”: This Agreement, the Sale Agreement, the Securities Account Control Agreement, any Joinder Supplement and the Collateral Custodian Fee Letter. “UCC”: The Uniform Commercial Code as from time to time in effect in the applicable jurisdiction or jurisdictions. “Unadjusted Benchmark Replacement”: The applicable Benchmark Replacement excluding the applicable Benchmark Replacement Adjustment. “Uncertificated Security”: The meaning specified in Section 8-102(a)(l8) of the UCC. “Underlying Assets”: With respect to a Loan, any property or other assets designated and pledged as collateral to secure repayment of such Loan, including, without limitation, to the extent provided for in the relevant Underlying Instruments, a pledge of the stock, membership or other ownership interests in the related Obligor and all Proceeds from any sale or other disposition of such property or other assets. “Underlying Assignment Agreement”: Any assignment and acceptance, assignment and assumption, joinder or other assignment agreement, the form of which is specified under the applicable Underlying Instruments for use when assigning the related Loan.

55 4126-0492-3492.7 “Underlying Instruments”: The loan agreement, credit agreement, indenture or other agreement pursuant to which a Loan or Permitted Investment has been issued or created and each other agreement that governs the terms of or secures the obligations represented by such Loan or Permitted Investment or of which the holders of such Loan or Permitted Investment are the beneficiaries. “United States”: The United States of America. “Unfunded Exposure Account”: A Securities Account created and maintained on the books and records of the Collateral Custodian entitled “Unfunded Exposure Account” in the name of the Borrower and subject to the Lien of the Administrative Agent for the benefit of the Secured Parties. “Unfunded Exposure Amount”: On any date of determination, with respect to any Loan, the aggregate amount (without duplication) of all (i) unfunded commitments and (ii) all standby or contingent commitments associated with such Loan. “Unfunded Exposure Collections”: Any amounts (w) in Australian Dollars on deposit in the Australian Dollar Account, (x) in Canadian Dollars on deposit in the Canadian Dollar Account, (y) in Euros on deposit in the Euro Account or (z) in GBP and on deposit in the GBP Account and, in each case, designated by the Borrower to be reserved against the Unfunded Exposure Amount. “Unfunded Exposure Equity Amount”: On any date of determination, an amount equal to the sum, for each Loan, of (a) the Unfunded Exposure Amount for such Loan minus (b) the product of (i) the Unfunded Exposure Amount for such Loan, (ii) the Advance Rate for such Loan and (iii) the Assigned Value of such Loan. “Unrestricted Cash”: The meaning of “Unrestricted Cash” or any comparable definition in the Underlying Instruments for each Loan, and in any case that “Unrestricted Cash” or such comparable definition is not defined in such Underlying Instruments, all cash available for use for general corporate purposes and not held in any reserve account or legally or contractually restricted for any particular purposes or subject to any lien (other than blanket liens permitted under or granted in accordance with such Underlying Instruments), as reflected on the most recent financial statements of the relevant Obligor that have been delivered to the Borrower. “Unused Facility Amount”: At any time, (a) the Facility Amount minus (b) the Advances Outstanding at such time. “USA Patriot Act”: The Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001, Public Law 107-56. “U.S. Government Securities Business Day”: Any day except for (a) a Saturday, (b) a Sunday or (c) a day on which the Securities Industry and Financial Markets Association recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in United States government securities; provided, that for purposes of the notice requirements in Section 2.3(b), such day is also a Business Day. 59 4126-0492-3492.7 (i) reference to any delivery or transfer to the Collateral Custodian with respect to the Collateral in this Agreement means delivery or transfer to the Collateral Custodian for the benefit of the Administrative Agent on behalf of the Secured Parties; (j) the word “including” is not limiting and means “including without limitation;” (k) the word “any” is not limiting and means “any and all” unless the context clearly requires or the language provides otherwise; (l) references herein to the knowledge or actual knowledge of a Person shall mean the actual knowledge following due inquiry of a Responsible Officer of such Person; (m) any use of “material” or “materially” or words of similar meaning in this Agreement shall mean material, as determined by the Administrative Agent in its reasonable discretion; (n) for purposes of this Agreement, an Event of Default shall be deemed to be continuing until it is waived in accordance with Section 12.1; (o) unless otherwise expressly stated in this Agreement, if at any time any change in generally accepted accounting principles (including the adoption of IFRS) would affect the computation of any covenant (including the computation of any financial covenant) set forth in this Agreement or any other Transaction Document, Borrower and Administrative Agent shall negotiate in good faith to amend such covenant to preserve the original intent in light of such change; provided, that, until so amended, (i) such covenant shall continue to be computed in accordance with the application of generally accepted accounting principles prior to such change and (ii) Borrower shall provide to Administrative Agent a written reconciliation in form and substance reasonably satisfactory to Administrative Agent, between calculations of such covenant made before and after giving effect to such change in generally accepted accounting principles; (p) neither the Administrative Agent nor the Collateral Custodian warrant or accept any responsibility for, and shall not have any liability with respect to, (a) the continuation of, administration of, submission of, calculation of or any other matter related to Daily Simple SOFR, Daily Simple SONIA, Term CORRA, theany Eurocurrency Rate, or any other Benchmark, or any component definition thereof or rates referred to in the definition thereof, or with respect to any alternative, successor or replacement rate thereto (including any Benchmark Replacement), including whether the composition or characteristics of any such alternative, successor or replacement rate (including any Benchmark Replacement), as it may or may not be adjusted pursuant to Section 2.16, will be similar to, or produce the same value or economic equivalence of, or have the same volume or liquidity as, Daily Simple SOFR, Daily Simple SONIA, Term CORRA, theany Eurocurrency Rate, or any other Benchmark prior to its discontinuance or unavailability, or (b) the effect, implementation or composition of any Conforming Changes. The Administrative Agent and its Affiliates or other related entities may engage in transactions that affect the calculation of a Benchmark, any alternative, successor or replacement rate (including any Benchmark Replacement) or any relevant adjustments thereto 60 4126-0492-3492.7 and such transactions may be adverse to the Borrower. The Administrative Agent may select information sources or services in its reasonable discretion to ascertain any Benchmark, any component definition thereof or rates referred to in the definition thereof, in each case pursuant to the terms of this Agreement, and shall have no liability to the Borrower, any Lender or any other person or entity for damages of any kind, including direct or indirect, special, punitive, incidental or consequential damages, costs, losses or expenses (whether in tort, contract or otherwise and whether at law or in equity), for any error or calculation of any such rate (or component thereof) provided by any such information source or service. (q) for purposes of calculating the Aggregate Borrowing Base and Unfunded Exposure Amount on any date of determination, the Aggregate Borrowing Base and Unfunded Exposure Amount of the applicable Loans (or Advances) shall be converted to Dollars, if necessary, by the Collateral Manager using the Applicable Exchange Rate and for purposes of determining the existence or occurrence of any Borrowing Base Deficiency, the Advances Outstanding shall be converted to Dollars, if necessary, by the Collateral Manager using the Applicable Exchange Rate; and (r) (i) all Australian Dollars will be deposited into the Australian Dollar Account and will remain in such account unless otherwise provided for herein; the Collateral Custodian shall maintain records designating the amounts in the Australian Dollar Account as Principal Collections, Interest Collections or Unfunded Exposure Collections; and the Collateral Custodian’s reports shall indicate the same, (ii) all Canadian Dollars will be deposited into the Canadian Dollar Account and will remain in such account unless otherwise provided for herein; the Collateral Custodian shall maintain records designating the amounts in the Canadian Dollar Account as Principal Collections, Interest Collections or Unfunded Exposure Collections; and the Collateral Custodian’s reports shall indicate the same, (iiiii) all Euros will be deposited into the Euro Account and will remain in such account unless otherwise provided for herein; the Collateral Custodian shall maintain records designating the amounts in the Euro Account as Principal Collections, Interest Collections or Unfunded Exposure Collections; and the Collateral Custodian’s reports shall indicate the same and (iiiiv) all GBP will be deposited into the GBP Account and will remain in such account unless otherwise provided for herein; the Collateral Custodian shall maintain records designating the amounts in the GBP Account as Principal Collections, Interest Collections or Unfunded Exposure Collections; and the Collateral Custodian’s reports shall indicate the same. ARTICLE II.ARTICLE II. THE FACILITY Section 2.1. Section 2.1. Advances.. (a) During the Revolving Period, the Borrower may, at its option, request the Revolving Lenders to make advances of funds (each, a “Loan Advance”) under this Agreement pursuant to a Funding Notice, in an aggregate amount up to the Availability as of the proposed Funding Date of the Loan Advance; provided, however, that no Revolving Lender shall be obligated to make any Loan Advance on or after the date that is two (2) Business Days prior to the earlier to occur of the Revolving Period End Date or the Termination Date; provided, further, 62 4126-0492-3492.7 Section 2.2. Section 2.2. Procedures for Advances by the Lenders.. (a) Subject to the limitations set forth herein, the Borrower may request a Loan Advance or Swingline Advance from the Lenders by delivering to the Lenders at certain times the information and documents set forth in this Section 2.2. (b) (x) With respect to any Swingline Advance, no later than 3:00 p.m. on the proposed Funding Date, and (y) with respect to any other Advance (A) if the Advance is denominated in Dollars, (I) prior to the Initial Syndication Date, no later than 3:00 p.m. on the proposed Funding Date and (II) on or after the Initial Syndication Date, no later than 3:00 p.m. one (1) Business Day prior to the proposed Funding Date and, (B) if the Advance is denominated in an Available Currency other thanCanadian Dollars, Euros or GBP, no later than 3:00 p.m. at least three (3) Business Days prior to the proposed Funding Date and (C) if the Advance is denominated in Australian Dollars, no later than 3:00 p.m. at least five (5) Business Days prior to the proposed Funding Date (or, in each case, such shorter time period as is acceptable to the Administrative Agent), the Borrower (or the Collateral Manager on its behalf), shall deliver: (i) to the Administrative Agent (with a copy to each Revolving Lender and/or Swingline Lender) and the Collateral Custodian a duly completed Borrowing Base Certificate updated to the date such Advance is requested and giving pro forma effect to the Advance requested and the use of the proceeds thereof; (ii) to the Administrative Agent a description of the Obligor and the Loan(s) to be funded by the proposed Advance; (iii) to the Administrative Agent a wire disbursement and authorization form, to the extent not previously delivered; (iv) to the Administrative Agent and the Collateral Custodian a duly completed Funding Notice which shall (a) specify whether such Advance is a Loan Advance or a Swingline Advance and the desired amount of such Advance, which amount shall not cause a Borrowing Base Deficiency or a Borrowing Base Deficiency (Currency) in the relevant Available Currency and must be at least equal to $500,000 (or the Alternative Currency Equivalent thereof) (or, in the case of any Advance to be applied to fund any draw under a Delayed Draw Loan or Revolving Loan, such lesser amount as may be required to fund such draw), to be allocated to each Lender in accordance with its Pro Rata Share, (b) specify the proposed Funding Date of such Advance, (c) specify the Loan(s) to be financed on such Funding Date (including the appropriate file number, Obligor, original loan balance, OLB, Assigned Value and Purchase Price for each Loan) and, with respect to any Delayed Draw Loan or Revolving Loan, the amount to be deposited in the Unfunded Exposure Account in connection with the acquisition of such Loan(s) pursuant to Section 2.2(e) and (d) include a representation that all conditions precedent for an Advance described in Article III hereof have been met (except as otherwise provided in Section 2.2(e)). Each Funding Notice shall be irrevocable. If any Funding Notice is received by the Administrative Agent and each Lender after 3:00 p.m. on the Business Day prior to the Business Day for which such

64 4126-0492-3492.7 (f) Notwithstanding anything to the contrary contained in this Section 2.2, the Swingline Lender shall not be obligated to make any Swingline Advance at a time when any other Lender is a Defaulting Lender, unless the Swingline Lender has entered into arrangements (which may include the delivery of cash collateral) with the Borrower or such Defaulting Lender which are satisfactory to the Swingline Lender to eliminate the Swingline Lender’s Fronting Exposure (after giving effect to the application of funds pursuant to Section 2.17(a)(ii)) with respect to any such Defaulting Lender. (g) Each Term Rate Advance shall automatically Rollover upon the termination of each applicable Interest Period without notice from the Borrower until repaid. On each Rollover Date, all Term Rate Advances in the same Available Currency that are outstanding on such Rollover Date shall, whether or not they are separate Term Rate Advances prior to such Rollover Date, be combined into a single Term Rate Advance in such Available Currency with one (1) Interest Period related to such Term Rate Advance. Section 2.3. Section 2.3. Reduction of the Facility Amount; Optional Repayments.. (a) The Borrower shall be entitled at its option to terminate the Facility Amount in whole or reduce in part the portion of the Facility Amount that exceeds the sum of the Advances Outstanding, accrued Interest and Breakage Costs; provided that (i) the Borrower shall provide a Repayment Notice to the Administrative Agent at least (x) ten (10) Business Days prior to such termination of the Facility Amount in whole and (y) one (1) Business Day prior to such reduction of the Facility Amount in part; (ii) any partial reduction of the Facility Amount shall be in an amount equal to $2,500,000 (or the Alternative Currency Equivalent thereof) and in integral multiples of $250,000 (or the Alternative Currency Equivalent thereof) in excess thereof; and (iii) in the case of such termination or reduction on or prior to the second anniversary of the Closing Date other than in connection with (i) a refinancing using the proceeds of any (a) other financing in which the Administrative Agent or an Affiliate thereof holds at least 25% of the aggregate commitments of such replacement or other financing or (b) distributed capital markets offering or (ii) an amendment and restatement of this Agreement, the Borrower shall pay to the Administrative Agent the applicable Commitment Reduction Fee in accordance with Section 2.7 or Section 2.8, as applicable. Any request for a reduction or termination pursuant to this Section 2.3(a) shall be irrevocable. The Commitment of each Lender shall be reduced by an amount equal to its Pro Rata Share (prior to giving effect to any reduction of Commitments hereunder but subject to Section 2.18(b) which may result in a non pro rata reduction) of the aggregate amount of any reduction under this Section 2.3(a). (b) The Borrower shall be entitled at its option, at any time, to reduce Advances Outstanding; provided that (i) the Borrower shall provide a Repayment Notice to the Administrative Agent, (A) if the Advances Outstanding are denominated in Dollars, (x) if Wells Fargo is the only Lender hereunder, no later than 3:00 p.m. on the proposed day of such reduction or (y) if Wells Fargo is not the only Lender hereunder, no later than 3:00 p.m. one Business Day prior to the reduction and, (B) if the Advances Outstanding are denominated in an Available Currency other thanCanadian Dollars, Euros or GBP, no later than 3:00 p.m. three (3) Business Days prior to the reduction and (C) if the Advances Outstanding are denominated in Australian Dollars, no later than 3:00 p.m. five (5) Business Days prior to the reduction, and (ii) 65 4126-0492-3492.7 any reduction of Advances Outstanding (other than with respect to repayments of Advances Outstanding made by the Borrower to reduce Advances Outstanding such that no Borrowing Base Deficiency or Borrowing Base Deficiency (Currency) exists) shall be in a minimum amount of $500,000 (or the Alternative Currency Equivalent thereof) and in integral multiples of $100,000 (or the Alternative Currency Equivalent thereof) in excess thereof. In connection with any such reduction of Advances Outstanding, the Borrower shall deliver to each Lender (1) instructions to reduce such Advances Outstanding and (2) funds sufficient to repay such Advances Outstanding together with all accrued Interest and any Breakage Costs; provided that, the Advances Outstanding will not be reduced unless sufficient funds have been remitted to pay the related accrued Interest and Breakage Costs, if any, in full. The Administrative Agent shall apply amounts received from the Borrower pursuant to this Section 2.3(b) to (x) the pro rata reduction of the Advances Outstanding or (y) otherwise, subject to Section 2.18(b), the pro rata reduction of the Advances Outstanding, to the payment of accrued Interest on the amount of the Advances Outstanding to be repaid and to the payment of any Breakage Costs. Any Advance so repaid may, subject to the terms and conditions hereof, be reborrowed during the Revolving Period. Any Repayment Notice relating to any repayment pursuant to this Section 2.3(b) shall be irrevocable. (c) At any time after the nine-month anniversary of the Closing Date and on or prior to the date set forth in clause (a) of the definition of “Revolving Period End Date,” the Borrower may make a request to the Lenders to extend the date set forth in clause (a) of the definition of “Revolving Period End Date” (and in accordance therewith, the Facility Maturity Date shall be automatically extended) for an additional period of one (1) year (or such shorter period as determined by the Collateral Manager). Each Lender shall have the right in its sole discretion to approve or deny any such extension request. Upon written notice from the Administrative Agent and each Lender agreeing to such extension, the Revolving Period shall be extended to such date as is approved by each Lender for all purposes hereof (and clause (a) of the definition of “Revolving Period End Date” shall be deemed amended). Section 2.4. Section 2.4. Determination of Interest and Non-Usage Fee. . The Administrative Agent shall determine the Interest (including unpaid Interest related thereto, if any, due and payable on a prior Payment Date) and the Non-Usage Fee (including any previously accrued and unpaid Non-Usage Fee) to be paid by the Borrower on each Payment Date for the related Accrual Period and shall advise the Collateral Manager thereof on the third Business Day prior to such Payment Date. In connection with the use or administration of any Benchmark, the Administrative Agent will have, in consultation with the Collateral Manager, the right to make Conforming Changes from time to time and, notwithstanding anything to the contrary herein or in any other Transaction Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Transaction Document. The Administrative Agent will promptly notify the Borrower, the Collateral Custodian and the Lenders of the effectiveness of any Conforming Changes in connection with the use or administration of any Benchmark. Interest due on any Payment Date shall be calculated on the Determination Date immediately preceding such Payment Date using the Applicable Exchange Rate as of such Determination Date. 67 4126-0492-3492.7 (ii) repaying Advances Outstanding in accordance with Section 2.3(b)Section 2.3(b); and/or (iii) posting additional Eligible Loans as Collateral. Section 2.7. Section 2.7. Settlement Procedures.. (a) On each Payment Date, so long as no Event of Default has occurred and is continuing, the Collateral Manager shall direct the Collateral Custodian to pay pursuant to the latest Borrowing Base Certificate (and the Collateral Custodian shall make payment from the Interest Collection Account and Interest Collections in the Australian Dollar Account, Canadian Dollar Account, the Euro Account and the GBP Account of the Borrower to the extent of Available Funds, in reliance on the information set forth in such Borrowing Base Certificate) to the following Persons, the following amounts in the following order of priority: (1) pro rata to (A) the Collateral Custodian, in an amount equal to any accrued and unpaid Collateral Custodian Fees; provided that, the aggregate amount payable pursuant to this Section 2.7(a)(1)(A), Section 2.7(b)(1)(A) and Section 2.8(1)(A) shall not exceed $100,000 per annum, and (B) the applicable Governmental Authority for any Tax; provided that, the aggregate amount payable pursuant to this Section 2.7(a)(1)(B), Section 2.7(b)(1)(B) and Section 2.8(1)(B) shall not exceed $25,000 per annum; (2) to the Collateral Manager, in an amount equal to any accrued and unpaid expenses; provided that, the aggregate amount payable pursuant to this Section 2.7(a)(2), Section 2.7(b)(2) and Section 2.8(2) shall not exceed $100,000 per annum; (3) pro rata to each Lender, in an amount equal to (A) such Lender’s share of the Interest for the related Accrual Period and any accrued and unpaid Interest for previous Accrual Periods, (B) such Lender’s pro rata share of the Non-Usage Fee for the related Accrual Period and any unpaid Non-Usage Fees for previous Accrual Periods and (C) any unpaid Breakage Costs with respect to such Lender; (4) pro rata to the Administrative Agent and each Lender, all fees and other amounts, including any Increased Costs and Structuring Fee, but other than the principal of Advances Outstanding, Commitment Reduction Fees and Administrative Expenses, then due to each such Person under this Agreement; (5) if a Borrowing Base Deficiency or a Borrowing Base Deficiency (Currency) exists, pro rata to each Lender, to reduce the Advances Outstanding in an amount necessary (and in the applicable Available Currency) to cure a Borrowing Base Deficiency or a Borrowing Base Deficiency (Currency), as applicable; (6) pro rata to each Lender, in an amount equal to any accrued and unpaid Commitment Reduction Fee; 68 4126-0492-3492.7 (7) (i) prior to the Revolving Period End Date, to the Unfunded Exposure Account in an amount necessary to cause the amount on deposit in the Unfunded Exposure Account to equal the Unfunded Exposure Equity Amount, and (ii) after the end of the Revolving Period, to the Unfunded Exposure Account in an amount equal to Exposure Amount Shortfall; (8) to the Equityholder, to make any applicable Permitted RIC Distribution; (9) first, to the Collateral Custodian, and second, on a pro rata basis to each other applicable party, to pay all other accrued and unpaid Administrative Expenses and Taxes; and (10) (A) during a Default, to remain in the Interest Collection Account or (B) otherwise, any remaining amounts shall be distributed to (or as directed by) the Borrower (to be used for any purpose, including distribution to the Equityholder). (b) On each Payment Date, so long as no Event of Default has occurred and is continuing, the Collateral Manager shall direct the Collateral Custodian to pay pursuant to the latest Borrowing Base Certificate (and the Collateral Custodian shall make payment from the Principal Collection Account and Principal Collections in the Australian Dollar Account, Canadian Dollar Account, the Euro Account and the GBP Account to the extent of Available Funds, in reliance on the information set forth in such Borrowing Base Certificate) to the following Persons, the following amounts in the following order of priority: (1) to (A) first, to the extent not paid pursuant to Section 2.7(a)(1)(A), to the Collateral Custodian, in an amount equal to any accrued and unpaid Collateral Custodian Fees; provided that, the aggregate amount payable pursuant to Section 2.7(a)(1)(A), this Section 2.7(b)(1)(A) and Section 2.8(1)(A) shall not exceed $100,000 per annum and (B) second, to the extent not paid pursuant to Section 2.7(a)(1)(B), to the applicable Governmental Authority for any Tax; provided that, the aggregate amount payable pursuant to Section 2.7(a)(1)(B), this Section 2.7(b)(1)(B) and Section 2.8(1)(B) shall not exceed $25,000 per annum; (2) to the extent not paid pursuant to Section 2.7Section 2.7(a)(2), to the Collateral Manager, in an amount equal to any accrued and unpaid expenses; provided that, the aggregate amount payable pursuant to Section 2.7(a)(2), this Section 2.7(b)(2) and Section 2.8(2) shall not exceed $100,000 per annum; (3) to the extent not paid pursuant to Section 2.7Section 2.7(a)(3), pro rata to each Lender, in an amount equal to (A) such Lender’s share of the Interest for the related Accrual Period and any accrued and unpaid Interest for previous Accrual Periods, (B) such Lender’s share of the Non-Usage Fee for the related Accrual Period and any unpaid Non-Usage Fees for previous Accrual Periods and (C) any unpaid Breakage Costs with respect to such Lender;

70 4126-0492-3492.7 (13) (A) during a Default, to remain in the Principal Collection Account or (B) otherwise, any remaining amounts shall be distributed to (or as directed by) the Borrower (to be used for any purpose, including distribution to the Equityholder). (c) The Collateral Manager may, in its sole discretion, direct the Collateral Custodian to make a payment to the Borrower from the Principal Collection Account on any Business Day other than a Payment Date if, both immediately prior and after giving effect to such payment (i) the Availability is greater than zero and (ii) no Default or Event of Default has occurred and is continuing. (d) Subject to the satisfaction of the applicable conditions set forth in Section 3.2, the Collateral Manager may direct the Collateral Custodian to withdraw funds on deposit in the Principal Collection Account on any Business Day in order to reinvest such funds in Eligible Loans to be pledged hereunder. Section 2.8. Section 2.8. Alternate Settlement Procedures.. On each Payment Date following the occurrence of and during the continuation of an Event of Default, the Collateral Manager (or, after delivery of a Notice of Exclusive Control, the Administrative Agent) shall direct the Collateral Custodian to pay pursuant to the latest Borrowing Base Certificate (and the Collateral Custodian shall make payment from the Collection Account, the Australian Dollar Account, Canadian Dollar Account, the Euro Account and the GBP Account to the extent of Available Funds, in reliance on the information set forth in such Borrowing Base Certificate) to the following Persons, the following amounts in the following order of priority: (1) to (A) first, to the Collateral Custodian, in an amount equal to any accrued and unpaid Collateral Custodian Fees; provided that, the aggregate amount payable pursuant to Section 2.7(a)(1)(A), Section 2.7(b)(1)(A) and this Section 2.8(1)(A) shall not exceed $100,000 per annum, and (B) second, to the applicable Governmental Authority for any Tax; provided that, the aggregate amount payable pursuant to Section 2.7(a)(1)(B), Section 2.7(b)(1)(B) and this Section 2.8(1)(B) shall not exceed $25,000 per annum; (2) to the Collateral Manager, in an amount equal to any accrued and unpaid expenses; provided that, the aggregate amount payable pursuant to Section 2.7(a)(2), Section 2.7(b)(2) and this Section 2.8(2) shall not exceed $100,000 per annum; (3) pro rata to each Lender, in an amount equal to (A) such Lender’s share of the Interest for the related Accrual Period and any accrued and unpaid Interest for previous Accrual Periods, (B) such Lender’s share of the Non-Usage Fee for the related Accrual Period and any unpaid Non-Usage Fees for previous Accrual Periods and (C) any unpaid Breakage Costs with respect to such Lender; (4) pro rata to the Administrative Agent and each Lender, all other fees and other amounts, including any Increased Costs and Structuring Fee, but other than 71 4126-0492-3492.7 the principal of Advances Outstanding, Commitment Reduction Fee and Administrative Expenses, then due to each such Person under this Agreement; (5) to the Unfunded Exposure Account in an amount equal to Exposure Amount Shortfall; (6) pro rata to the Lenders to pay the Advances Outstanding and any accrued and unpaid Commitment Reduction Fee; (7) to the Equityholder, to make any applicable Permitted RIC Distribution; (8) first, to the Collateral Custodian, and second, on a pro rata basis to each other applicable party, to pay all other Administrative Expenses and Taxes; and (9) (A) so long as such Event of Default is continuing, to remain in the Collection Account or (B) otherwise, any remaining amounts shall be distributed to (or as directed by) the Borrower (to be used for any purpose, including distribution to the Equityholder). Section 2.9. Section 2.9. Collections and Allocations.. (a) Collections. The Collateral Manager shall promptly identify any collections received as being on account of Interest Collections or Principal Collections in any Available Currency and shall transfer, or cause to be transferred, (i) all Collections received denominated in Dollars to the appropriate Collection Account within two (2) Business Days after such Collections are received, (ii) all Collections received denominated in Australian Dollars to the Australian Dollar Account within five (5) Business Days after such Collections are received, (iii) all Collections received denominated in Canadian Dollars to the Canadian Dollar Account within two (2) Business Days after such Collections are received, (iiiiv) all Collections received denominated in Euros to the Euro Account within two (2) Business Days after such Collections are received and (ivv) all Collections denominated in GBP to the GBP Account within two (2) Business Days after such Collections are received. All Collections in (i) Australian Dollars shall be deposited into the Australian Dollar Account, (ii) Canadian Dollars shall be deposited into the Canadian Dollar Account, (iiiii) Euros shall be deposited into the Euro Account and (iiiiv) GBP shall be deposited into the GBP Account. For purposes of Section 2.7 and Section 2.8, any Principal Collections and Interest Collections shall be applied on any Payment Date (i) first, to make payments in the applicable Available Currency and (ii) second, to make payments in any other Available Currency (pro rata based on available amounts from each other Available Currency), as converted by the Collateral Custodian at the direction of the Collateral Manager using the Applicable Exchange Rate; provided, that such payments shall be subject to availability of such funds pursuant to Section 2.7 and Section 2.8. The Collateral Manager shall instruct the Collateral Custodian on the Determination Date immediately preceding each Payment Date, to convert amounts on deposit in any Available Currency other than Dollars into Dollars to the extent necessary to make payments pursuant to Section 2.7 and Section 2.8 (as determined by the Collateral Manager using the Applicable Exchange Rate). Any Principal Collections may be converted by the Collateral Custodian at the direction of the Collateral 72 4126-0492-3492.7 Manager into another Available Currency on any Business Day (other than a Payment Date) using the Applicable Exchange Rate so long as no Borrowing Base Deficiency or Borrowing Base Deficiency (Currency) exists either prior to or after giving effect to such conversion. The Collateral Manager shall include a statement as to the amount of Principal Collections and Interest Collections on deposit on each Reporting Date in the Borrowing Base Certificate delivered pursuant to Section 5.1(p)Section 5.1(p). (b) Excluded Amounts. With the prior written consent of the Administrative Agent, the Collateral Manager may withdraw from the Collection Account any deposits thereto constituting Excluded Amounts if the Collateral Manager has, prior to such withdrawal and consent, delivered to the Administrative Agent and each Lender a report setting forth the calculation of such Excluded Amounts in form and substance reasonably satisfactory to the Administrative Agent and each Lender. (c) Initial Deposits. On each Funding Date, the Collateral Manager will instruct the related Obligor to deposit all Collections with respect to Collateral being acquired by the Borrower on such date into the Collection Account, the Australian Dollar Account, the Canadian Dollar Account, the Euro Account or the GBP Account, as applicable. (d) Investment of Funds. Unless a Collateral Manager Default or an Event of Default has occurred and is continuing, to the extent there are uninvested amounts deposited in the Collection Account, the Australian Dollar Account, the Canadian Dollar Account, the Euro Account and the GBP Account, all such amounts shall be invested in Permitted Investments selected by the Collateral Manager on each Payment Date (or pursuant to standing instructions provided by the Collateral Manager); provided that, if a Collateral Manager Default or an Event of Default has occurred and is continuing, to the extent there are uninvested amounts in the Collection Account, the Australian Dollar Account, the Canadian Dollar Account, the Euro Account and the GBP Account, all such amounts may be invested in Permitted Investments selected by the Administrative Agent (or pursuant to standing instructions provided by the Administrative Agent). All earnings (net of losses and investment expenses) thereon shall be retained or deposited into the applicable Collection Account, the Australian Dollar Account, the Canadian Dollar Account, the Euro Account or the GBP Account, as applicable, in each case, as Principal Collections, and shall be applied on each Payment Date pursuant to the provisions of Section 2.7 or Section 2.8 (as applicable). (e) Unfunded Exposure Account. (i) Amounts on deposit in the Unfunded Exposure Account may be withdrawn (A) by the Collateral Custodian pursuant to Section 2.9(e)(ii) to fund any draw requests of the relevant Obligors under any Delayed Draw Loan or Revolving Loan or (B) if the amount on deposit in the Unfunded Exposure Account exceeds the Aggregate Unfunded Exposure Amount, by the Borrower (or the Collateral Manager on the Borrower’s behalf) to make a deposit into the Principal Collection Account to the extent of such excess. (ii) After the end of the Revolving Period, any draw request made by an Obligor under a Delayed Draw Loan or Revolving Loan, along with wiring 74 4126-0492-3492.7 exceed the maximum rate permitted by Applicable Law. Such interest shall be for the account of the applicable Secured Party. All computations of interest and other fees hereunder shall be made on the basis of a year consisting of 360 days (other than calculations with respect to (x) CORRA or SONIA, which shall be based on a year consisting of 365 days or (y) the Base Rate and the Non-Usage Fee, which shall each be based on a year consisting of 365 or 366 days, as applicable) for the actual number of days elapsed. (b) Whenever any payment hereunder shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of the payment of Interest or any fee payable hereunder, as the case may be. For avoidance of doubt, to the extent that Available Funds are insufficient on any Payment Date to satisfy the full amount of any Increased Costs then due pursuant to Section 2.12Section 2.12, such unpaid amounts shall remain due and owing and shall accrue interest as provided in Section 2.10(a) until repaid in full. (c) If any Advance requested by the Borrower is not effectuated as a result of the Borrower’s actions or failure to fulfill any condition under Section 3.2, as the case may be, on the date specified therefor, the Borrower shall indemnify the applicable Lender against any reasonable loss, cost or expense incurred by the applicable Lender, including, without limitation, any loss, cost or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by the applicable Lender to fund or maintain such Advance, but excluding the Applicable Spread. Section 2.11. Section 2.11. Fees.. (a) The Collateral Manager on behalf of the Borrower shall pay or cause to be paid in accordance with Sections 2.7 and 2.8, the applicable Non-Usage Fee. (b) The Collateral Custodian shall be entitled to receive the Collateral Custodian Fee in accordance with Sections 2.7 and 2.8. (c) The Borrower shall pay to Cadwalader, Wickersham & TaftOrrick, Herrington & Sutcliffe LLP as counsel to the Administrative Agent on the Closing Date, its reasonable estimated fees and out-of-pocket expenses through the Closing Date, and shall pay all additional reasonable fees and out-of-pocket expenses of Cadwalader, Wickersham & TaftOrrick, Herrington & Sutcliffe LLP required to be paid by the Borrower hereunder and on the immediately following Payment Date after its receipt of an invoice therefor in accordance with the terms of Section 2.7 or 2.8, as applicable. Section 2.12. Section 2.12. Increased Costs; Capital Adequacy; Illegality.. (a) If either (i) the introduction of or any change (including, without limitation, any change by way of imposition or increase of reserve requirements) in or in the interpretation of any Applicable Law or (ii) the compliance by an Affected Party with any guideline or request from any central bank or other Governmental Authority (whether or not having the force of law), in each case, adopted, made or implemented after the Closing Date, shall (a) subject any Affected Party to any Taxes (other than (A) Indemnified Taxes, (B) Taxes described in clauses (b) through (d) of the definition of Excluded Taxes, and (C) Connection

83 4126-0492-3492.7 in any other Transaction Document, any amendments implementing such Conforming Changes will become effective without any further action or consent of any other party to this Agreement or any other Transaction Document. () Notices; Standards for Decisions and Determinations. The Administrative Agent will promptly notify the Borrower, the Collateral Custodian and the Lenders of (A) the implementation of any Benchmark Replacement and (B) the effectiveness of any Conforming Changes in connection with the use, administration, adoption or implementation of a Benchmark Replacement. The Administrative Agent will promptly notify the Borrower of (x) the removal or reinstatement of any tenor of a Benchmark pursuant to Section 2.16(d) and (y) the commencement of any Benchmark Unavailability Period. Any determination, decision or election that may be made by the Administrative Agent or, if applicable, any Lender (or group of Lenders) pursuant to this Section 2.16, including any determination with respect to a tenor, rate or adjustment or of the occurrence or non-occurrence of an event, circumstance or date and any decision to take or refrain from taking any action or any selection, will be conclusive and binding absent manifest error and may be made in its or their sole discretion and without consent from any other party to this Agreement or any other Transaction Document, except, in each case, as expressly required pursuant to this Section 2.16. For the avoidance of doubt, the Collateral Custodian shall be under no obligation (i) to monitor, determine or verify the unavailability or cessation of the then-applicable Benchmark (or other applicable Benchmark Replacement), or whether or when there has occurred, or to give notice to any other transaction party of the occurrence of, any Benchmark Transition Event, Benchmark Replacement Date, Benchmark Transition Start Date or Benchmark Unavailability Period, (ii) to select, determine or designate any Benchmark Replacement, or whether any conditions to the designation of such a rate have been satisfied, (iii) to select, determine or designate any Benchmark Replacement Adjustment, or other modifier to any replacement or successor index, or (iv) to determine whether or what Conforming Changes are necessary or advisable, if any, in connection with any of the foregoing. The Collateral Custodian shall not be liable for any inability, failure or delay on its part to perform any of its duties set forth in this Agreement as a result of the unavailability of the then-applicable Benchmark (or other applicable Benchmark Replacement) and absence of a designated Benchmark Replacement, including as a result of any inability, delay, error or inaccuracy on the part of any other transaction party, in providing any direction, instruction, notice or information required or contemplated by the terms of this Agreement and reasonably required for the performance of such duties. () Unavailability of Tenor of Benchmark. Notwithstanding anything to the contrary herein or in any other Transaction Document, at any time (including in connection with the implementation of a Benchmark Replacement), (A) if any then-current Benchmark is a term rate (including theany Eurocurrency Rate or Term CORRA) and either (1) any tenor for such Benchmark is not displayed on a screen or other information service that publishes such rate from time to time as selected by the Administrative Agent in its reasonable discretion or (2) the regulatory supervisor for the administrator of such Benchmark has provided a public statement or publication of information announcing that any tenor for such Benchmark is not or will not be representative, then the Administrative Agent may modify the definition of “Interest Period” (or any similar or analogous definition) for any Benchmark settings at or after such time to remove such unavailable or non-representative tenor and (B) if a tenor that was removed pursuant to clause (A) above either (1) is subsequently displayed on a screen or information service for a 85 4126-0492-3492.7 Swingline Lender receives any payment on account thereof, the Swingline Lender will distribute to such Revolving Lender its participating interest in such amount (appropriately adjusted, in the case of interest payments, to reflect the period of time during which such Revolving Lender’s participating interest was outstanding and funded). Section 2.18. Section 2.18. Mitigation Obligations; Replacement of Lenders. . (a) Designation of a Different Lending Office. If any Lender requests compensation under Section 2.12, or requires the Borrower to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.13, the Borrower may request such Lender provide an estimate of the costs and expenses that would be incurred by such Lender in connection with designating a different lending office for funding or booking its Advances hereunder or assigning its rights and obligations hereunder to another of its offices, branches or affiliates, in each case, which designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.12 or Section 2.13, as the case may be, in the future and (ii) would not otherwise be disadvantageous to such Lender. Upon receipt of such estimate, the Borrower may approve the proposed designation or assignment, in which case the Lender shall use reasonable efforts to effect the same. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such approved designation or assignment. (b) Replacement of Lenders. If any Lender unaffiliated with the Administrative Agent requests compensation under Section 2.12, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.13, and, in either case, such Lender declines to effect a designation or assignment pursuant to Section 2.18(a), or if any Lender is a Defaulting Lender hereunder, or if any Lender does not consent to any amendment or modification (including in the form of a consent or waiver) that requires the approval of all affected Lenders in accordance with the terms of Section 12.1 which has been approved by the Required Lenders, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 12.16), all of its interests, rights and obligations under this Agreement and the Transaction Documents to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that: (i) such assigning Lender shall have received payment of an amount equal to the outstanding principal of its Advances, accrued interest thereon, accrued fees and all other amounts payable to it hereunder from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts); (ii) in the case of any such assignment resulting from a claim for compensation under Section 2.12 or payments required to be made pursuant to Section 2.13, such assignment will result in a reduction in such compensation or payments thereafter; and 88 4126-0492-3492.7 held on a pro rata basis by the Lenders, whereupon that Lender will cease to be a Defaulting Lender; provided that no adjustments will be made retroactively with respect to fees accrued or payments made by or on behalf of the Borrower while that Lender was a Defaulting Lender; provided, further, that except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from that Lender’s having been a Defaulting Lender. ARTICLE III.ARTICLE III. CONDITIONS TO CLOSING AND ADVANCES Section 3.1. Section 3.1. Conditions to Closing and Initial Advance.. Neither any Lender, the Administrative Agent nor the Collateral Custodian shall be obligated to take, fulfill or perform any other action hereunder, until the following conditions have been satisfied in the sole discretion of, or waived in writing by, the Administrative Agent: (a) Each Transaction Document shall have been duly executed by, and delivered to, the parties thereto, and the Administrative Agent shall have received such other documents, instruments, agreements and legal opinions as the Administrative Agent shall reasonably request in connection with the transactions contemplated by this Agreement, each in form and substance reasonably satisfactory to the Administrative Agent. (b) The Administrative Agent shall have received reasonably satisfactory evidence that the Borrower, the Equityholder and the Collateral Manager have obtained all required consents and approvals of all Persons to the execution, delivery and performance of this Agreement and the other Transaction Documents to which each is a party and the consummation of the transactions contemplated hereby or thereby. (c) The Borrower, the Equityholder and the Collateral Manager shall each have delivered to the Administrative Agent a certification in the form of Exhibit D. (d) The Borrower, the Equityholder and the Collateral Manager shall each have delivered to the Administrative Agent a certificate as to whether such entity is Solvent in the form of Exhibit C. (e) The Collateral Manager shall have delivered to the Administrative Agent certification that no Default, Event of Default, Change of Control or Collateral Manager Default has occurred and is continuing. (f) The Administrative Agent shall have received, with a counterpart for each Lender, the executed legal opinion or opinions of Dechert LLP counsel to the Borrower, covering (i) enforceability, grant and perfection of the security interests on the Collateral and (ii) non-consolidation of the Borrower with the Equityholder, in each case in form and substance reasonably acceptable to the Administrative Agent. 110 4126-0492-3492.7 (f) Deposit of Collections. (i) The Borrower shall, or shall cause the Collateral Manager to, instruct each Obligor (or with respect to any Closing Date Participation Interest for which the Elevation Date has not yet occurred, the applicable participation seller) to deliver all Collections to the applicable Collection Account, the Australian Dollar Account, the Canadian Dollar Account, the Euro Account or the GBP Account, as applicable. (ii) The Borrower shall promptly (but in no event later than two (2) Business Days after receipt) deposit all Collections received by such party in respect of the Collateral into the appropriate Account as set forth in clause (i) above; provided that in the case of any Interest Collections pertaining to Closing Date Participation Interests, such amounts shall be deposited into the Interest Collection Account within seven (7) days after receipt. (g) Special Purpose Entity. The Borrower shall be in compliance with the special purpose entity requirements set forth in Section 4.1(u). (h) Credit and Collection Policy. The Borrower will (a) comply in all material respects with the Credit and Collection Policy in regard to the Collateral, and (b) furnish to the Administrative Agent prior to its effective date, prompt written notice of any changes in the Credit and Collection Policy. The Borrower will not agree to or otherwise permit to occur any material change in the Credit and Collection Policy without the prior written consent of the Administrative Agent; provided that, no consent shall be required from the Administrative Agent in connection with any change mandated by Applicable Law or a Governmental Authority as evidenced by an Opinion of Counsel to that effect delivered to the Administrative Agent. (i) Events of Default. Promptly following the Borrower’s knowledge or notice of the occurrence of any Event of Default or Default, the Borrower will provide the Administrative Agent with written notice of the occurrence of such Event of Default or Default of which the Borrower has knowledge or has received notice. In addition, such notice will include a written statement of a Responsible Officer of the Borrower setting forth the details of such event and the action that the Borrower proposes to take with respect thereto. (j) Obligations and Taxes. (i) The Borrower shall pay its material Indebtedness and other obligations promptly and in accordance with their terms and pay and discharge promptly when due all U.S. federal and other material Taxes and withholding Tax obligations before the same shall become delinquent or in default, as well as all lawful claims for labor, materials and supplies or otherwise that, if unpaid, might give rise to a Lien (other than Permitted Liens) upon such properties or any part thereof and enforce all material indemnities and rights against Obligors in accordance with this Agreement and all rights against the Seller under the Sale Agreement or with respect to any U.S. federal and other material Tax or withholding Tax; provided, that such payment and discharge shall not be required with respect to any such U.S. federal and other Taxes or other obligations so long as the validity or amount thereof shall be contested in good faith by appropriate

116 4126-0492-3492.7 (g) Borrower LLC Agreement. The Borrower will not amend, modify, waive or terminate (i) any provision of the Borrower LLC Agreement if such amendment, modification, waiver or termination would result in a Default, Event of Default or Material Adverse Effect or (ii) any Special Purpose Provision, in each case without the prior written consent of the Administrative Agent. (h) Changes in Payment Instructions to Obligors. The Borrower will not make any change, or permit the Collateral Manager to make any change, in its instructions to Obligors regarding payments to be made with respect to the Collateral to the Collection Account, the Australian Dollar Account, Canadian Dollar Account, Euro Account or GBP Account, as applicable, unless (x) the change in such instructions is to comply with the terms of the Transaction Documents or (y) the Administrative Agent has consented to such change. (i) Reserved. (j) Fiscal Year. The Borrower shall not change its fiscal year or method of accounting without providing the Administrative Agent with prior written notice (i) providing a detailed explanation of such changes and (ii) including a pro forma financial statements demonstrating the impact of such change. (k) Change of Control. The Borrower shall not enter into any transaction or agreement which results in a Change of Control. (l) Sole Ownership. The Borrower shall not have more than one (1) owner of its membership interests during the term of this Agreement. (m) Disregarded Entities. The Borrower shall not file any election or take any position to be other than a “disregarded entity” for U.S. tax purposes. (n) Restricted Payments. The Borrower shall not make any Restricted Payments other than (i) with respect to Permitted RIC Distributions and amounts the Borrower receives, in each case, in accordance with Section 2.7 or Section 2.8, (ii) with proceeds of Advances otherwise made in compliance with this Agreement and (iii) with Principal Collections, so long as (x) the Revolving Period End Date has not ended and (y) no Default or Event of Default has occurred and is continuing or would result. (o) Compliance with Sanctions. The Borrower shall not, and shall ensure that any Person directly or indirectly Controlling the Borrower, any Person directly or indirectly Controlled by the Borrower and, to the Borrower’s actual knowledge, any Related Party of the foregoing will not, directly or indirectly, use the proceeds of any Advance hereunder, or lend, contribute, or otherwise make available such proceeds to any subsidiary, joint venture partner, or other Person (i) to fund, finance, or facilitate any activities, business or transactions of or with a Sanctioned Person or (ii) in any other manner that is prohibited by Sanctions or that could otherwise cause any Lender to be in breach of any Sanctions. The Borrower will not fund any repayment of the Obligations with proceeds derived, directly or, to its actual knowledge, indirectly, from any transaction that is prohibited by Sanctions or that could otherwise cause any Lender or any other party to this Agreement, or, to its actual knowledge, any Related Party, to be 119 4126-0492-3492.7 (i) Other. The Collateral Manager will promptly furnish to the Administrative Agent such other information, documents, records or reports respecting the Collateral or the condition or operations, financial or otherwise, of the Collateral Manager as the Administrative Agent may from time to time reasonably request in order to protect the interests of the Administrative Agent or Secured Parties under or as contemplated by this Agreement. (j) Proceedings. The Collateral Manager will furnish to the Administrative Agent, as soon as possible and in any event within three (3) Business Days after the Collateral Manager receives notice or obtains knowledge thereof, notice of any settlement of, material judgment (including a material judgment with respect to the liability phase of a bifurcated trial) in or commencement of any material labor controversy, material litigation, material action, material suit or material proceeding before any court or governmental department, commission, board, bureau, agency or instrumentality, domestic or foreign, affecting the Collateral, the Transaction Documents, the Secured Parties’ interest in the Collateral, or the Borrower, the Collateral Manager or the Equityholder; provided that, notwithstanding the foregoing, any settlement, judgment, labor controversy, litigation, action, suit or proceeding affecting the Collateral, the Transaction Documents, the Secured Parties’ interest in the Collateral, or the Borrower, the Collateral Manager or the Equityholder in excess of $1,000,000 shall be deemed to be material for purposes of this Section 5.3(j). (k) Deposit of Collections. The Collateral Manager (or with respect to any Closing Date Participation Interest for which the Elevation Date has not yet occurred, the applicable participation seller) shall promptly (but in no event later than two (2) Business Days after receipt) deposit into the Collection Account, the Australian Dollar Account, the Canadian Dollar Account, the Euro Account or the GBP Account, as applicable, any and all Collections received by the Borrower or the Collateral Manager; provided that in the case of any Interest Collections pertaining to Closing Date Participation Interests, such amounts shall be deposited into the Interest Collection Account within seven (7) days after receipt. (l) Required Notices. The Collateral Manager will furnish to the Administrative Agent, promptly upon becoming aware thereof, notice of (1) any Collateral Manager Default, (2) any Value Adjustment Event, (3) any Change of Control, (4) any other event or circumstance that could reasonably be expected to have a Material Adverse Effect, (5) any event or circumstance whereby any Loan which was included in the latest calculation of the Borrowing Base as an Eligible Loan shall fail to meet one or more of the criteria (other than criteria waived by the Administrative Agent on or prior to the related Purchase Date in respect of such Loan) listed in the definition of “Eligible Loan” or (6) the occurrence of any event of default by an Obligor on any Loan (after giving effect to any grace period under the related Underlying Instruments). (m) Accounting Changes. As soon as possible and in any event within three (3) Business Days after the effective date thereof, the Collateral Manager will provide to the Administrative Agent notice of any material change in the accounting policies of the Collateral Manager. 121 4126-0492-3492.7 (r) Change of Collateral Manager. If a Qualified Affiliate becomes the Collateral Manager, then such Qualified Affiliate shall, prior to its assumption of its duties hereunder, provide each Secured Party with deliverables set forth in Section 3.1 with respect to the Collateral Manager. Section 5.4. Section 5.4. Negative Covenants of the Collateral Manager.. During the Covenant Compliance Period: (a) Mergers, Acquisition, Sales, etc. The Collateral Manager will not be a party to any merger or consolidation, or purchase or otherwise acquire all or substantially all of the assets or all or substantially all of the equity interests of any other Person, or sell, transfer, convey or lease all or substantially all of its assets, or sell or assign with or without recourse any Collateral or any interest therein (other than as otherwise permitted pursuant to this Agreement). (b) Change of Location of Underlying Instruments. The Collateral Manager shall not, without the prior consent of the Administrative Agent, consent to the Collateral Custodian moving any Certificated Securities or Instruments from the Collateral Custodian’s offices set forth in Section 5.5(c) on the Closing Date (except as otherwise permitted pursuant to this Agreement, including Section 7.8 or Section 7.9), unless the Collateral Manager has given at least thirty (30) days’ written notice to the Administrative Agent and has authorized the Administrative Agent to take all actions required under the UCC of each relevant jurisdiction in order to continue the first priority perfected security interest of the Administrative Agent as agent for the Secured Parties in the Collateral (subject to Permitted Liens). (c) Change in Payment Instructions to Obligors. The Collateral Manager will not make any change in its instructions to Obligors regarding payments to be made with respect to the Collateral to the Collection Account, the Australian Dollar Account, the Canadian Dollar Account, the Euro Account or the GBP Account, as applicable, unless (x) the change in such instructions is to comply with the terms of the Transaction Documents or (y) the Administrative Agent has consented to such change. (d) Extension or Amendment of Collateral. The Collateral Manager will not, except as otherwise permitted in Section 6.4(a), consent on behalf of the Borrower to the extension, amendment or modification to the terms of any Loan without the prior written consent of the Administrative Agent. (e) Members of the Borrower. The Collateral Manager shall not permit any Person which is not a “United States Person” within the meaning Section 7701(a)(30) of the Code to own any membership interests in the Borrower. (f) Bankruptcy. The Collateral Manager will not cause the Borrower to file a voluntary petition under the Bankruptcy Code or Insolvency Laws. (g) Compliance with Sanctions. The Collateral Manager shall not, and shall ensure that any Person directly or indirectly Controlling the Collateral Manager nor any Person directly or indirectly Controlled by the Collateral Manager and, to the Collateral Manager’s 126 4126-0492-3492.7 (b) After the declaration of the Termination Date, at the direction of the Administrative Agent, the Collateral Manager shall take such action as the Administrative Agent may deem necessary or advisable to enforce collection of the Collateral. Section 6.4. Section 6.4. Collection of Payments; Accounts.. (a) Collection Efforts, Modification of Collateral. The Collateral Manager will use commercially reasonable efforts to collect or cause to be collected, all payments called for under the terms and provisions of the Loans included in the Collateral as and when the same become due in accordance with the Credit and Collection Policy. The Collateral Manager may not waive, modify or otherwise vary any provision of an item of Collateral in any manner contrary in any material respect to the Credit and Collection Policy. (b) Taxes and other Amounts. The Collateral Manager will use its reasonable best efforts to collect all payments with respect to amounts due for Taxes, assessments and insurance premiums relating to each Loan to the extent required to be paid to the Borrower for such application under the Underlying Instrument and remit such amounts in accordance with Section 2.7 and Section 2.8Section 2.7 and Section 2.8 to the appropriate Governmental Authority or insurer as required by the Underlying Instruments. (c) Payments to Collection Account. On or before the applicable Purchase Date, the Collateral Manager shall have instructed all Obligors to make all payments owing to the Borrower in respect of the Collateral directly to the applicable Collection Account, the Australian Dollar Account, the Canadian Dollar Account, the Euro Account or the GBP Account, as applicable; provided that, the Collateral Manager is not required to so instruct any Obligor which is solely a guarantor unless and until the Collateral Manager calls on the related guaranty. (d) Accounts. Each of the parties hereto hereby agrees that each Account shall be deemed to be a Securities Account. Each of the parties hereto hereby agrees to cause the Collateral Custodian or any other Securities Intermediary that holds any Cash or other Financial Asset for the Borrower in an Account to agree with the parties hereto that (A) the cash and other property (subject to Section 6.4(e) below with respect to any property other than investment property, as defined in Section 9-102(a)(49) of the UCC) is to be treated as a Financial Asset and (B) the jurisdiction governing the Account, all Cash and other Financial Assets credited to the Account and the “securities intermediary’s jurisdiction” (within the meaning of Section 8-110(e) of the UCC) shall, in each case, be the State of New York. In no event may any Financial Asset held in any Account be registered in the name of, payable to the order of, or specially Indorsed to, the Borrower, unless such Financial Asset has also been Indorsed in blank or to the Collateral Custodian or other Securities Intermediary that holds such Financial Asset in such Account. (e) Underlying Instruments. Notwithstanding any term hereof (or any term of the UCC that might otherwise be construed to be applicable to a “securities intermediary” as defined in the UCC) to the contrary, none of the Collateral Custodian nor any Securities Intermediary shall be under any duty or obligation in connection with the acquisition by the Borrower of, or the grant by the Borrower of a security interest to the Administrative Agent in,

131 4126-0492-3492.7 modify, amend or otherwise alter in any respect the duties, obligations or liabilities of the Borrower or the Collateral Manager under this Agreement, until its resignation or removal as Collateral Custodian pursuant to the terms hereof. (b) Duties. On or before the initial Funding Date, and until its removal pursuant to Section 7.5, the Collateral Custodian shall perform, on behalf of the Administrative Agent and the Secured Parties, the following duties and obligations: (i) The Collateral Custodian shall take and retain custody of the Required Loan Documents delivered by the Borrower pursuant to the definition of “Eligible Loans” in accordance with the terms and conditions of this Agreement, all for the benefit of the Secured Parties and subject to the Lien thereon in favor of the Administrative Agent, as agent for the Secured Parties. With respect to each delivery of Required Loan Documents, the Borrower shall provide or cause to be provided a related Loan Checklist to the Collateral Custodian with respect to such Required Loan Documents that are being delivered. Within five (5) Business Days of its receipt of any Underlying Instruments and the related Loan Checklist, the Collateral Custodian shall review the Required Loan Documents (as identified on the related Loan Checklist) delivered to it to confirm that (A) if the files delivered per the following sentence indicate that any document must contain an original signature, each such document appears to bear the original signature, or if the file indicates that such document must contain a copy of a signature, that such copies appear to bear a reproduction of such signature and (B) based on a review of the applicable note, the related original Loan balance, Loan identification number and Obligor name with respect to such Loan is referenced on the related Loan List and is not a duplicate Loan, and the related original balance (based on a comparison to the note or assignment agreement, as applicable) is greater than or equal to the applicable loan balance listed on the Loan Tape (such items (A) through (B) collectively, the “Review Criteria”). In order to facilitate the foregoing review by the Collateral Custodian, in connection with each delivery of Underlying Instruments hereunder to the Collateral Custodian, the Collateral Manager shall provide to the Collateral Custodian a Loan Checklist in the form of an electronic file (in EXCEL or a comparable format acceptable to the Collateral Custodian) that contains a list of all Required Loan Documents and whether they require original signatures, the Loan identification number, the original principal balance of such Loan and the name of the Obligor and the original Loan balance with respect to each related Loan. Notwithstanding anything herein to the contrary, the Collateral Custodian’s obligation to review the Required Loan Documents shall be limited to reviewing such Required Loan Documents based on the information provided on the Loan Checklist. If, at the conclusion of such review, the Collateral Custodian shall determine that (1) the original Loan balances of the Loans with respect to which it has received Underlying Instruments is less than as set forth on the electronic file, the Collateral Custodian shall immediately notify the Administrative Agent and the Collateral Manager of such discrepancy, and (2) any Review Criteria is not satisfied, the Collateral Custodian shall within one (1) Business Day notify the Collateral Manager of such determination and provide the Collateral Manager with a list of the non-complying Loans and the applicable Review Criteria that they fail to satisfy. The Collateral Manager shall have twentyten (2010) Business Days to correct any non-compliance with any Review Criteria. If after the 146 4126-0492-3492.7 in full (without presentment, demand, notice of any kind, all of which are hereby expressly, waived by the Borrower) and the Termination Date shall be deemed to have occurred automatically upon the occurrence of any such event. (b) On and after the declaration or occurrence of the Termination Date, the Administrative Agent, for the benefit of the Secured Parties, shall have, in addition to all other rights and remedies under this Agreement or otherwise, all other rights and remedies provided under the UCC of each applicable jurisdiction and other Applicable Laws, which rights shall be cumulative. In addition, the Borrower and the Collateral Manager hereby agree that they will, at the Collateral Manager’s expense and at the direction of the Administrative Agent, forthwith, (i) assemble all or any part of the Loans as directed by the Administrative Agent and make the same available to the Administrative Agent at a place to be designated by the Administrative Agent and (ii) without notice except as specified below, sell the Loans or any part thereof upon such terms, in such lots, to such buyers, and according to such other instructions as the Administrative Agent may deem commercially reasonable, subject to Section 9.2(c). The Borrower agrees that, to the extent notice of sale shall be required by law, ten (10) days’ notice to the Borrower of any sale hereunder shall constitute reasonable notification. All cash Proceeds received by the Administrative Agent in respect of any sale of, collection from, or other realization upon, all or any part of the Loans (after payment of any amounts incurred in connection with such sale) shall be deposited into the Collection Account, the Australian Dollar Account, the Canadian Dollar Account, the Euro Account or the GBP Account, as applicable, and to be applied pursuant to Section 2.8. For the avoidance of doubt, the occurrence of a Termination Date as defined in clauses (a) through (c), inclusive, of the definition of “Termination Date” shall constitute a Termination Date for the purposes of this Section 9.2. (c) In connection with the sale of the Collateral following a declaration that the Obligations are immediately due and payable (or automatic acceleration thereof) pursuant to Section 9.2(a), the Collateral Manager (or any of its Affiliates or fund or account managed by the Collateral Manager or any Affiliate thereof or any investor in any of the foregoing (such Parties, the “Purchasing Parties”)) shall have the right of first refusal to purchase or refinance all of the Loans in the Collateral by paying to the Collateral Custodian in immediately available funds, an amount equal to all outstanding Obligations. If the Purchasing Parties fail to exercise this purchase right within ten (10) Business Days following the declaration that the Obligations are immediately due and payable pursuant to Section 9.2(a), then such rights shall be irrevocably forfeited by the Purchasing Parties (but, for the avoidance of doubt, the Purchasing Parties shall have the right to participate in any sale pursuant to Section 9.2(b)). ARTICLE X.ARTICLE X. INDEMNIFICATION Section 10.1. Section 10.1. Indemnities by the Borrower.. (a) Without limiting any other rights that any such Person may have hereunder or under Applicable Law, the Borrower hereby agrees to indemnify the Administrative Agent, the Collateral Custodian, the Secured Parties, the Affected Parties and each of their respective assigns and officers, directors, employees and agents thereof (collectively, the 158 4126-0492-3492.7 Borrower, the Equityholder, the Collateral Manager, the Administrative Agent and the Required Lenders; provided that (i) any amendment of the Agreement that is solely for the purpose of adding a Lender may be effected without the written consent of the Borrower or any Lender, (ii) no such amendment, waiver or modification materially adversely affecting the rights or obligations of the Collateral Custodian shall be effective without the written agreement of such Person, (iii) no amendment, waiver or consent shall, unless in writing and signed by the Swingline Lender in addition to the Lenders required above, affect the rights or duties of the Swingline Lender under this Agreement, and (iv) any amendment of the Agreement that a Lender is advised by its legal or financial advisors to be necessary in order to avoid the consolidation of the Borrower with such Lender for accounting purposes may be effected without the written consent of any other Lender but with the written consent of the Borrower (not to be unreasonably withheld), provided further that no amendment, waiver or other modification shall: (a) increase the Commitment of any Lender or the amount of Advances of any Lender, in any case, without the written consent of such Lender; (b) waive, extend (except as permitted under Section 2.3(c)) or postpone any date fixed by this Agreement or any other Transaction Document for any payment or mandatory prepayment of principal, interest, fees or other amounts due to the Lenders (or any of them) or any scheduled or mandatory reduction of the Commitment hereunder or under any other Transaction Document without the written consent of each Lender directly and adversely affected thereby; (c) reduce the principal of, or the rate of interest specified herein, on any Advance or Obligation, or any fees or other amounts payable hereunder or under any other Transaction Document without the written consent of each Lender directly and adversely affected thereby; (d) change Section 2.7, Section 2.8 or any related definitions or provisions in a manner that would alter the order of application of proceeds or would alter the pro rata sharing of payments required thereby, in each case, without the written consent of each Lender directly and adversely affected thereby; (e) change any provision of this Section or reduce the percentages specified in the definition of “Required Lenders” or any other provision hereof specifying the number or percentage of Lenders required to amend, waive or otherwise modify any rights hereunder or make any determination or grant any consent hereunder, without the written consent of each Lender directly affected thereby; (f) consent to the assignment of or transfer by the Borrower or Collateral Manager of such Person’s rights and obligations under any Transaction Document to which it is a party (except as expressly permitted hereunder), in each case, without the written consent of each Lender; (g) make any modification to the definition of “Aggregate Borrowing Base”, “Advance Rate”, “Australian Dollar Borrowing Base”, “Borrowing Bases”, “Canadian Dollar Borrowing Base”, “Dollar Borrowing Base”, “Euro Borrowing Base”, “GBP Borrowing Base”, 166 4126-0492-3492.7 Administrative Agent, the Collateral Custodian and/or the Secured Parties, for such period of time as the Borrower, the Equityholder and/or the Collateral Manager, as the case may be, determines is reasonable (i) any information that the Borrower, the Equityholder and/or the Collateral Manager, as the case may be, reasonably believes to be in the nature of trade secrets and (ii) any other information that the Borrower, the Equityholder, the Collateral Manager or any of their Affiliates, or the officers, employees, partners, members, managers or directors of any of the foregoing, is required by law to keep confidential as evidenced by an Opinion of Counsel. (e) Each of the Administrative Agent, the Secured Parties and the Collateral Custodian will keep the information of the Obligors confidential in the manner required by the applicable Underlying Instruments. Section 12.14. Section 12.14. Execution in Counterparts; Severability; Integration.. This Agreement may be executed in any number of counterparts and by different parties hereto in separate counterparts (including by facsimile), each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. In case any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby. This Agreement, the other Transaction Documents and any agreements or letters (including fee letters) executed in connection herewith contain the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof, superseding all prior oral or written understandings. Section 12.15. Section 12.15. Waiver of Setoff.. Each of the parties hereto hereby waives any right of setoff it may have or to which it may be entitled under this Agreement from time to time against any Lender or its assets. Section 12.16. Section 12.16. Status of Lenders; Assignments by the Lenders.. (a) Each Lender represents and warrants to the Borrower that it is a “qualified institutional buyer” as defined in Rule 144A of the Securities Act. Each Lender may at any time assign, or grant a security interest or sell a participation interest in or sell any Advance (or portion thereof) to any Person; provided that, as applicable, (i) no transfer of any Advance (or any portion thereof) shall be made unless such transfer is exempt from the registration requirements of the Securities Act and any applicable state securities laws or is made in accordance with the Securities Act and such laws, (ii) the transfer is made only to a person who is (A) either an “accredited investor” as defined in paragraphs (a)(1), (2), (3), or (7) of Rule 501 of Regulation D under the Securities Act or any entity in which all of the equity owners come within such paragraphs or to a “qualified institutional buyer” as defined in Rule 144A under the Securities Act and (B) a “qualified purchaser” as defined in the 1940 Act, (iii) no such assignment, grant or sale of a participation interest shall be to an Ineligible Assignee, (iv) suchunless agreed with the Administrative Agent in its sole discretion, such Person shall have a long-term unsecured debt rating of “A” or better by S&P and “A3” or better by Moody’s, (v)

Signature Page to LSA 4126-0492-3492.7 By: Name: Title: COLLATERAL MANAGER: By: Name: Title: NEW MOUNTAIN GUARDIAN IV BDC, L.L.C., as Collateral Manager By: Name: Title: BORROWER: [Signatures Continued on the Following Page] EQUITYHOLDER AND SELLER: NEW MOUNTAIN GUARDIAN IV HOLDINGS, L.L.C., as the Borrower NEW MOUNTAIN GUARDIAN IV BDC, L.L.C., as the Equityholder and as the Seller IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written. Signature Page to LSA 4126-0492-3492.7 WELLS FARGO BANK, NATIONAL ASSOCIATION, as a Lender and the Swingline Lender By: Name: Title: [Signatures Continued on the Following Page] By: Name: Title: THE ADMINISTRATIVE AGENT: LENDER: WELLS FARGO BANK, NATIONAL ASSOCIATION, as the Administrative Agent Signature Page to LSA 4126-0492-3492.7 THE COLLATERAL CUSTODIAN: WESTERN ALLIANCE TRUST COMPANY, N.A., not in its individual capacity but solely as Collateral Custodian By: Name: Title: 4126-0492-3492.7 Annex A NEW MOUNTAIN GUARDIAN IV HOLDINGS, L.L.C. NEW MOUNTAIN GUARDIAN IV BDC, L.L.C. 787 Seventh Avenue, 49th Floor New York, NY 10019 Attention: Credit Financing Team E-Mail: creditfinancing@newmountaincapital.com Fax: (212) 220-3393 New Mountain Finance Advisers, L.L.C. 401 Wilshire Boulevard, 12th Floor Santa Monica, CA 90401 Attention: Mr. John Kline

4126-0492-3492.7 For purposes of holding Required Loan Documents, Certificated Securities and other documents in physical form and purposes of holding Instruments in physical form and any Certificated Security, all physical securities, all physical documents must be sent by trackable courier services (e.g., UPS or Federal Express): Western Alliance Trust Company 3601 Minnesota Drive, Suite 800 Edina, MN 55435 Attn: Corporate Trust – New Mountain Guardian IV Holdings, L.L.C. 4126-0492-3492.7 Augustar Life Insurance CompanySycamore Re, Ltd. Commitment $100,000,000150,00 0,000 Annex B Wells Fargo Bank, National Association $400,000,000600,00 0,000 Lender 4126-0492-3492.7 Non-First Lien Loans $55,000,00075,0 00,000 $50,000,000 $325,000,000 $65,000,000 $80,000,000 Clause (b) Non-USD Loans $95,000,000 Clause (x) Unfunded $110,000,00015 0,000,000 $25,000,000 Second Lien Loans $25,000,000 $37,500,000 $32,500,000 $50,000,000 $400,000,000 $60,000,000 $40,000,000 $71,000,000 $32,500,000 $82,500,000112, 500,000 $47,500,000 Clause (b)(z)(i) 2 Largest Obligors $55,000,00075,0 00,000 $25,000,000 $40,000,000 $32,500,000 $40,000,000 $475,000,000 $47,500,000 Clause (z) Fixed Rate $55,000,00075,0 00,000 $47,500,000 $25,000,000 Clause (b)(z)(ii) Next 3 Largest Obligors Facility Amount1,2 $21,000,000 $32,500,000 $27,000,000 $55,000,00075,0 00,000 $33,000,000 $40,000,000 $40,000,000 $550,000,00075 0,000,000 $45,000,00062,5 00,000 $47,500,000 Clause (b)(z)(iii) All Other Obligors $55,000,00075,0 00,000 $16,000,000 $21,000,000 $26,000,000 Clause (y) Non-US Loans $31,000,000 Clause (aa) Recurring Revenue Loans $36,000,00050,0 00,000 $25,000,000 Required Minimum Equity $25,000,000 $32,500,000 Clause (x) $250,000,000 $70,000,000 $40,000,000 $95,000,000 $32,500,000 $115,000,000 $47,500,000 $135,000,000 Eligible Loans $160,000,00022 0,000,000 $55,000,00075,0 00,000 $40,000,000 Annex C Excess Concentration Amount $47,500,000 4126-0492-3492.7 $400,000,000 $10,000,000 Facility Amount1,2 $13,000,000 $475,000,000 $16,000,000 $19,000,000 $550,000,00075 0,000,000 $22,000,00030,0 00,000 $250,000,000 (1) If the current Facility Amount is not equal to an amount set forth in the “Facility Amount” row, then the applicable Facility Amount shall be the next lowest amount set forth in the “Facility Amount” row. (2) If the Facility Amount is reduced below $250,000,000, each number in column 1 of the above chart shall be agreed to in writing (including via email) at the time of such reduction by the Borrower and the Administrative Agent. Collateral Manager Defaults $325,000,000 Clause (o)

APPENDIX B

4147-1996-6820.5

EXECUTION VERSION

Conformed through ~~First~~ Amendment No. 3, dated as of ~~October 7~~January 13, ~~2024~~2026

EXHIBITS AND SCHEDULES TO LOAN AND SECURITY AGREEMENT

Dated as of May 23, 2024

(NEW MOUNTAIN GUARDIAN IV HOLDINGS, L.L.C.)

EXHIBITS

EXHIBIT A-1	Form of Funding Notice
EXHIBIT A-2	Form of Repayment Notice
EXHIBIT A-3	Form of Reinvestment Notice
EXHIBIT A-4	Form of Borrowing Base Certificate
EXHIBIT A-5	Form of Approval Notice
EXHIBIT B	[Reserved]
EXHIBIT C	Form of Officer's Certificate as to Solvency
EXHIBIT D	Form of Officer's Closing Certificate
EXHIBIT E	Form of Release of Underlying Instruments
EXHIBIT F	Form of Certificate of Assignment
EXHIBIT G	[Reserved]
EXHIBIT H	[Reserved]
EXHIBIT I	Form of Joinder Supplement
EXHIBIT J	[Reserved]
EXHIBIT K	[Reserved]
EXHIBIT L-1	Form of Tax Certificate (For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes)
EXHIBIT L-2	Form of Tax Certificate (For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes)
EXHIBIT L-3	Form of Tax Certificate (For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes)
EXHIBIT L-4	Form of Tax Certificate (For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes)
EXHIBIT M	Form of Loan Checklist

SCHEDULES

SCHEDULE I	Legal Names
SCHEDULE II	Approved Broker Dealers and Approved Valuation Firms
SCHEDULE III	Loan List
SCHEDULE IV	Credit and Collection Policy
SCHEDULE V	Agreed-Upon Procedures
SCHEDULE VI	Closing Date Participations

4128-9020-1700.5

EXHIBIT A-1
To Loan and
Security Agreement

FORM OF FUNDING NOTICE

[Date]

(New Mountain Guardian IV Holdings, L.L.C.)

Wells Fargo Bank, National Association,
as the Administrative Agent
550 South Tryon Street
Charlotte, NC 28202
Facsimile No.: (704) 715-0067
via e-mail: cp.conduits@wellsfargo.com
scp.mmloans@wellsfargo.com

Re: Loan and Security Agreement dated as of May 23, 2024

Ladies and Gentlemen:

This Funding Notice is delivered to you pursuant to Sections 2.2 and 3.2 of that certain Loan and Security Agreement, dated as of May 23, 2024 (as amended, modified, supplemented or restated from time to time, the "Loan and Security Agreement"), by and among New Mountain Guardian IV BDC, L.L.C., as the collateral manager (together with its successors and assigns in such capacity, the "Collateral Manager"), New Mountain Guardian IV Holdings, L.L.C., as the borrower (in such capacity, the "Borrower"), New Mountain Guardian IV BDC, L.L.C., as the equityholder (in such capacity, the "Equityholder") and as the seller (in such capacity, the "Seller"), Wells Fargo Bank, National Association, as the administrative agent (in such capacity, the "Administrative Agent") and as the swingline lender (in such capacity, the "Swingline Lender"), each of the Lenders from time to time party thereto and Western Alliance Trust Company, N.A., as the Collateral Custodian. Capitalized terms used but not defined herein shall have the meanings provided in the Loan and Security Agreement.

The undersigned, through their duly elected Responsible Officers, and holding the office set forth below such officer's name, hereby certify as follows:

1. The Borrower hereby request a [Loan][Swingline] Advance in the principal amount of _____________. Each Advance requested pursuant to the first sentence shall not cause a Borrowing Base Deficiency or a Borrowing Base Deficiency (Currency) in the relevant Available Currency and shall be at least equal to $500,000 (or the ~~equivalent amount in the applicable Available~~Alternative Currency Equivalent thereof) (or, in the case of any Advance to be applied to fund any draw under a Delayed Draw Loan or Revolving Loan, such lesser amount as may be required to fund such draw) (the "Requested Advance").

2. The Borrower hereby requests that such Advance be made on the following date (the "Requested Funding Date"): _____________.

A-1-1

4128-9020-1700.5

EXHIBIT A-2
To Loan and
Security Agreement

FORM OF REPAYMENT NOTICE

[Date]

(New Mountain Guardian IV Holdings, L.L.C.)

Wells Fargo Bank, National Association,
as the Administrative Agent
550 South Tryon Street
Charlotte, NC 28202
Facsimile No.: (704) 715-0067
via e-mail: agencyservices.request@wellsfargo.com
scp.mmloans@wellsfargo.com

Re: Loan and Security Agreement dated as of May 23, 2024

Ladies and Gentlemen:

This Repayment Notice is delivered to you pursuant to Section 2.3 of that certain Loan and Security Agreement, dated as of May 23, 2024 (as amended, modified, supplemented or restated from time to time, the "Loan and Security Agreement"), by and among New Mountain Guardian IV BDC, L.L.C., as the collateral manager (together with its successors and assigns in such capacity, the "Collateral Manager"), New Mountain Guardian IV Holdings, L.L.C., as the borrower (in such capacity, the "Borrower"), New Mountain Guardian IV BDC, L.L.C., as the equityholder (in such capacity, the "Equityholder") and as the seller (in such capacity, the "Seller"), Wells Fargo Bank, National Association, as the administrative agent (in such capacity, the "Administrative Agent") and as the swingline lender (in such capacity, the "Swingline Lender"), each of the Lenders from time to time party thereto and Western Alliance Trust Company, N.A., as the Collateral Custodian. Capitalized terms used but not defined herein shall have the meanings provided in the Loan and Security Agreement.

The undersigned, through its duly elected Responsible Officer, and holding the office set forth below such officer's name, hereby certifies as follows:

1. [Pursuant to Section 2.3(b) of the Loan and Security Agreement, the Borrower desires to reduce the Advances Outstanding (an "Advance Reduction") by the amount of _____________. Any reduction of the Advances Outstanding (other than with respect to payments of Advances Outstanding made by the Borrower to reduce Advances Outstanding such that no Borrowing Base Deficiency or Borrowing Base Deficiency (Currency) exists) shall be in a minimum amount of $500,000 (or the ~~equivalent amount in the applicable Available~~Alternative Currency Equivalent thereof) and in integral multiples of $100,000 (or the

A-2-1

4128-9020-1700.5

A-2-2 4128-9020-1700.5 equivalent amount in the applicable AvailableAlternative Currency Equivalent thereof) in excess thereof. 2. In connection with any such Advance Reduction, the Borrower shall deliver to the Administrative Agent funds sufficient to repay such Advances Outstanding together with all accrued Interest and Breakage Costs.] 3. [Pursuant to Section 2.3(a) of the Loan and Security Agreement, the Borrower desires to permanently and irrevocably reduce the Facility Amount (a “Facility Reduction”) by the amount of _____________. Such Facility Reduction shall be in an amount equal to the Facility Amount, or, in the case of a partial reduction, $2,500,000 (or the equivalent amount in the applicable AvailableAlternative Currency Equivalent thereof) and in integral multiples of $250,000 (or the equivalent amount in the applicable AvailableAlternative Currency Equivalent thereof) in excess thereof.] 4. The Borrower hereby requests that such [Advance Reduction] [and] [Facility Reduction] be made on the following date: _____________. The undersigned certifies that all information contained herein is true and correct as of the date hereof. It is understood and acknowledged that undersigned is executing this Repayment Notice not in an individual capacity but solely as a Responsible Officer of the Borrower and is without any personal liability as to the matters contained in this Repayment Notice. [Remainder of Page Intentionally Left Blank] A-4-1 4128-9020-1700.5 EXHIBIT A-4 To Loan and Security Agreement FORM OF BORROWING BASE CERTIFICATE [Date] This certificate is delivered pursuant to that certain Loan and Security Agreement, dated as of May 23, 2024 (as amended, modified, supplemented or restated from time to time, the “Loan and Security Agreement”), by and among New Mountain Guardian IV BDC, L.L.C., as the collateral manager (together with its successors and assigns in such capacity, the “Collateral Manager”), New Mountain Guardian IV Holdings, L.L.C., as the borrower (in such capacity, the “Borrower”), New Mountain Guardian IV BDC, L.L.C., as the equityholder (in such capacity, the “Equityholder”) and as the seller (in such capacity, the “Seller”), Wells Fargo Bank, National Association, as the administrative agent (in such capacity, the “Administrative Agent”) and as the swingline lender (in such capacity, the “Swingline Lender”), each of the Lenders from time to time party thereto and Western Alliance Trust Company, N.A., as the Collateral Custodian. Capitalized terms used but not defined herein shall have the meanings provided in the Loan and Security Agreement. As of the date hereof, the undersigned each certify that (i) all of the information set forth in Annex I attached hereto is true, correct and complete and no Default, Event of Default or Collateral Manager Default has occurred and is continuing; (ii) all of the Loans owned by the Borrower are Eligible Loans, within the meaning of such term in the Loan and Security Agreement other than as waived by the Administrative Agent as of the Purchase Date with respect to any such Loan; and (iii) solely with respect to itself, each of the representations and warranties contained in the Loan and Security Agreement is true, correct and complete in all material respects (or, if qualified by “material” or “Material Adverse Effect” or any similar term, in any respect). [As of the date hereof, (i) the Applicable Exchange Rate for CanadianAustralian Dollars is [n], (ii) the Applicable Exchange Rate for Canadian Dollars is [n], (iii) the Applicable Exchange Rate for Euros is [n] and (iiiiv) the Applicable Exchange Rate for GBP is [n].]1 It is understood and acknowledged that each of the undersigned is executing this Borrowing Base Certificate not in an individual capacity but solely as a Responsible Officer of the Borrower or the Collateral Manager, as applicable, and is without any personal liability as to the matters contained in this Borrowing Base Certificate. 1 To be included in the Borrowing Base Certificate delivered on each Advance Date and each Reporting Date solely to the extent that (a) either (i) any Advance denominated in such Available Currency is outstanding or being requested on such date or (ii) any of the Collateral owned by the Borrower on such date is denominated in such Available Currency and (b) such Applicable Exchange Rates are not included in the Borrowing Base Report attached as Annex I to the Borrowing Base Certificate. I-1 4128-9020-1700.5 EXHIBIT I To Loan and Security Agreement FORM OF JOINDER SUPPLEMENT JOINDER SUPPLEMENT, dated as of the date set forth in Item 1 of Schedule I hereto, among the financial institution identified in Item 2 of Schedule I hereto, New Mountain Guardian IV Holdings, L.L.C., as the borrower (the “Borrower”) and Wells Fargo Bank, National Association, as Administrative Agent (the “Administrative Agent”). WHEREAS, this Joinder Supplement is being executed and delivered under Section 2.1(cd) of the Loan and Security Agreement, dated as of May 23, 2024 (as amended, modified, supplemented or restated from time to time, the “Loan and Security Agreement”), by and among New Mountain Guardian IV BDC, L.L.C., as the collateral manager (together with its successors and assigns in such capacity, the “Collateral Manager”), the Borrower, New Mountain Guardian IV BDC, L.L.C., as the equityholder (in such capacity, the “Equityholder”) and as the seller (in such capacity, the “Seller”), Wells Fargo Bank, National Association, as the administrative agent (in such capacity, the “Administrative Agent”) and as the swingline lender (in such capacity, the “Swingline Lender”), each of the Lenders from time to time party thereto and Western Alliance Trust Company, N.A., as the Collateral Custodian. Capitalized terms used but not defined herein shall have the meaning provided in the Loan and Security Agreement; and WHEREAS, the party set forth in Item 2 of Schedule I hereto (the “Proposed Lender”) wishes to become a Lender party to the Loan and Security Agreement; NOW, THEREFORE, the parties hereto hereby agree as follows: (a) Upon receipt by the Administrative Agent of an executed counterpart of this Joinder Supplement, to which is attached a fully completed Schedule I and Schedule II, each of which has been executed by the Proposed Lender, the Borrower and the Administrative Agent, the Administrative Agent will transmit to the Proposed Lender and the Borrower, a Joinder Effective Notice, substantially in the form of Schedule III to this Joinder Supplement (a “Joinder Effective Notice”). Such Joinder Effective Notice shall be executed by the Administrative Agent and shall set forth, inter alia, the date on which the joinder effected by this Joinder Supplement shall become effective (the “Joinder Effective Date”). From and after the Joinder Effective Date, the Proposed Lender shall be a Lender party to the Loan and Security Agreement for all purposes thereof. (b) Each of the parties to this Joinder Supplement agrees and acknowledges that at any time and from time to time upon the written request of any other party, it will execute and deliver such further documents and do such further acts and things as such other party may reasonably request in order to effect the purposes of this Joinder Supplement. (c) By executing and delivering this Joinder Supplement, the Proposed Lender confirms to and agrees with the Administrative Agent and the other Lenders as follows: (i) none SCHEDULE II-1 4128-9020-1700.5 SCHEDULE II To Loan and Security Agreement APPROVED BROKER DEALERS AND APPROVED VALUATION FIRMS A. Approved Broker Dealers Antares Capital LP Bank of America, N.A. The Bank of New York Company, Inc. Barclays Bank plc BMO Capital Markets Inc. BNP Paribas Canadian Imperial Bank of Commerce Citibank, N.A. Credit Suisse First Boston LLC Deutsche Bank AG Dresdner Kleinwort Wasserstein GE Capital Markets Inc Goldman Sachs & Co. Guggenheim Securities, LLC HSBC Bank Jefferies Finance LLC JPMorgan Chase & Co. Legg Mason, Inc. Macquarie Group Limited Miller Tabak Roberts Securities LLC Morgan Stanley & Co. Nomura Securities Co., Ltd. PNC Capital Markets LLC Oppenheimer & Co. Rabobank Group Seaport Global Holdings LLC Société Générale Truist Bank Raymond James Financial, Inc. Royal Bank of Canada The Royal Bank of Scotland Group plc Scotiabank U.S. Bank National Association UBS AG Wells Fargo

APPENDIX C

4147-1996-6820.5

EXECUTION VERSION

CONFORMED THROUGH OMNIBUS AMENDMENT ~~NO. 1~~ DATED ~~OCTOBER 7~~JANUARY 13, ~~2024~~2026

May 23, 2024

NEW MOUNTAIN GUARDIAN IV HOLDINGS, L.L.C.
as Pledgor

WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent on behalf of the Secured Parties

and

WESTERN ALLIANCE TRUST COMPANY, N.A.,
as Securities Intermediary

ACCOUNT CONTROL AGREEMENT

4151-3939-7220.5

TABLE OF CONTENTS

Page

ARTICLE I INTERPRETATION 1

ARTICLE II APPOINTMENT OF SECURITIES INTERMEDIARY 1

ARTICLE III THE SECURED ACCOUNTS 2

ARTICLE IV THE SECURITIES INTERMEDIARY ..... ~~5~~6

ARTICLE V INDEMNITY; LIMITATION ON DAMAGES; EXPENSES; FEES ..... ~~8~~11

ARTICLE VI REPRESENTATIONS AND AGREEMENTS ..... ~~9~~12

ARTICLE VII ADVERSE CLAIMS ..... ~~10~~13

ARTICLE VIII TRANSFER ..... ~~10~~13

ARTICLE IX TERMINATION ..... ~~10~~13

ARTICLE X MISCELLANEOUS ..... ~~11~~14

ARTICLE XI NOTICES ..... ~~12~~15

ARTICLE XII GOVERNING LAW AND JURISDICTION ..... ~~12~~15

ARTICLE XIII DEFINITIONS ..... ~~13~~16

ARTICLE XIV COUNTERPARTS; ELECTRONIC EXECUTION 17

i

-i-

4151-3939-7220.5

ARTICLE III

THE SECURED ACCOUNTS

Section 3. (a) Establishment of Secured Accounts. The Securities Intermediary acknowledges and agrees that, at the direction and on behalf of the Secured Party, it has established and is maintaining on its books and records, in the name of the Pledgor, (i) the securities account designated as the "Collateral Account" with account number 10104900 (such account, together with any replacements or sub-accounts thereof or substitutions therefor, the "Collateral Account"), (ii) the securities account designated as the "Principal Collection Account" with account number 10104902 (such account, together with any replacements or sub-accounts thereof or substitutions therefor, the "Principal Collection Account"), (iii) the securities account designated as the "Interest Collection Account" with account number 10104901 (such account, together with any replacements or sub-accounts thereof or substitutions therefor, the "Interest Collection Account"), (iv) the securities account designated as the "Unfunded Exposure Account" with account number 10104903 (such account, together with any replacements or sub-accounts thereof or substitutions therefor, the "Unfunded Exposure Account"), (v) the securities account designated as the "CAD Principal Collection Account" with account number 10104905 (such account, together with any replacements or sub-accounts thereof or substitutions therefor, the "CAD Principal Collection Account"), (vi) the securities account designated as the "CAD Interest Collection Account" with account number 10104904 (such account, together with any replacements or sub-accounts thereof or substitutions therefor, the "CAD Interest Collection Account"), (vii) the securities account designated as the "CAD Unfunded Exposure Account" with account number 10104906 (such account, together with any replacements or sub-accounts thereof or substitutions therefor, the "CAD Unfunded Exposure

Account" and, together with the CAD Principal Collection Account and the CAD Interest Collection Account, the "Canadian Dollar Account"), (viii) the securities account designated as the "Euro Principal Collection Account" with account number 10104908 (such account, together with any replacements or sub-accounts thereof or substitutions therefor, the "Euro Principal Collection Account"), (ix) the securities account designated as the "Euro Interest Collection Account" with account number 10104907 (such account, together with any replacements or sub-accounts thereof or substitutions therefor, the "Euro Interest Collection Account"), (x) the securities account designated as the "Euro Unfunded Exposure Account" with account number 10104909 (such account, together with any replacements or sub-accounts thereof or substitutions therefor, the "Euro Unfunded Exposure Account" and together with the Euro Principal Collection Account and the Euro Interest Collection Account, the "Euro Account"), (xi) the securities account designated as the "GBP Principal Collection Account" with account number 10104911 (such account, together with any replacements or sub-accounts thereof or substitutions therefor, the "GBP Principal Collection Account"), (xii) the securities account designated as the "GBP Interest Collection Account" with account number 10104910 (such account, together with any replacements or sub-accounts thereof or substitutions therefor, the "GBP Interest Collection Account") ~~and~~, (xiii) the securities account designated as the "GBP Interest Collection Account" with account number 10104912 (such account, together with any replacements or sub-accounts thereof or substitutions therefor, the "GBP Unfunded Exposure Account" and together with the GBP Principal Collection Account and the GBP Interest

2

4151-3939-7220.5

3 4151-3939-7220.5 Collection Account, the “GBP Account”), (xiv) the securities account designated as the “AUD Principal Collection Account” with account number 10104914 (such account, together with any replacements or sub-accounts thereof or substitutions therefor, the “AUD Principal Collection Account”), (xv) the securities account designated as the “AUD Interest Collection Account” with account number 10104913 (such account, together with any replacements or sub-accounts thereof or substitutions therefor, the “AUD Interest Collection Account”), (xvi) the securities account designated as the “AUD Unfunded Exposure Account” with account number 10104915 (such account, together with any replacements or sub-accounts thereof or substitutions therefor, the “AUD Unfunded Exposure Account” and, together with the AUD Principal Collection Account and the AUD Interest Collection Account, the “Australian Dollar Account”, and, together with the Collateral Account, the Principal Collection Account, the Interest Collection Account, the Unfunded Exposure Account, the Canadian Dollar Account and, the Euro Account and the GBP Account, the “Secured Accounts”). For the avoidance of doubt (i) the Securities Intermediary shall have the right to maintain such subaccounts of Secured Accounts as it deems necessary or appropriate for convenience of administration of this Agreement and (ii) references herein to a Secured Account shall include all subaccounts of such Secured Account. (b) Status of Secured Accounts; Treatment of Property as Financial Assets; Relationship of Parties. The Securities Intermediary hereby agrees with the Pledgor and Secured Party that: (i) each Secured Account is a “securities account” (within the meaning of Section 8-501(a) of the UCC and Article 1(1)(b) of the Hague Convention on the Law Applicable to Certain Rights in Respect of Securities Held with an Intermediary (the “Hague Securities Convention”)) in respect of which the Securities Intermediary is a “securities intermediary” (within the meaning of Section 8-102(a)(14) of the UCC) and an “intermediary” (within the meaning of Article 1(1)(c) of the Hague Securities Convention); (ii) each item of property (whether cash, a security, an instrument or any other property) credited to any Secured Account shall be treated as a “financial asset” (within the meaning of Section 8-102(a)(9) of the UCC), provided that nothing herein shall require the Securities Intermediary to credit to the Secured Accounts or to treat as a financial asset (within the meaning of Section 8-102(a)(9) of the UCC) or other asset in the nature of a general intangible (as defined in Section 9-102(a)(42) of the UCC) or to “maintain” a sufficient quantity thereof (within the meaning of Section 8-504 of the UCC); and (iii) each Secured Account and any rights or proceeds derived therefrom are subject to a security interest in favor of the Secured Party arising under the Loan Agreement. The Pledgor and Secured Party hereby directs the Securities Intermediary, subject to the terms of this Agreement, to identify the Secured Party on its books and records as the “entitlement holder” (as defined in Section 8-102(a)(7) of the UCC) and the “account holder” (within the meaning of Article 1(1)(d) of the Hague Securities Convention) with respect to each Secured Account and the property held therein and the Securities Intermediary agrees to do the same. Notwithstanding any term hereof or elsewhere to the contrary, it is hereby expressly acknowledged that (a) interests in bank loans or participations (collectively “Loan Assets”) may be acquired and delivered by the Pledgor to the Securities Intermediary from time to time which are not evidenced by, or accompanied by delivery of, a “security” (as that term is defined in UCC Section 8-102) or an “instrument” (as that term is defined in Section 9-102(a)(47) of the UCC), and may be evidenced solely by delivery to the Securities Intermediary of a facsimile or .pdf copy of an assignment agreement (“Loan Assignment Agreement”) in favor of the Pledgor as assignee, (b) any such Loan Assignment Agreement (and the registration of the related Loan Assets on the books and records of the applicable obligor or bank agent) shall be registered in the 4 4151-3939-7220.5 name of the Pledgor, and (c) any duty on the part of the Securities Intermediary with respect to such Loan Asset (including in respect of any duty it might otherwise have to maintain a sufficient quantity of such Loan Asset for purposes of UCC Section 8-504) shall be limited to the exercise of reasonable care by the Securities Intermediary in the physical custody of any such Loan Assignment Agreement that may be delivered to it. At the time of its entry into the governing law provisions of any agreement between the Pledgor and the Securities Intermediary governing the Secured Accounts (each such agreement, including the Account Documents, an “Account Agreement”) that are currently in force and at each time of any later amendment to any Account Agreement that reaffirmed such governing law provisions, the Securities Intermediary had an office located in the United States of America that was not intended to be merely temporary and that meets the description set forth in the second sentence of Article 4(1) of the Hague Securities Convention. It is acknowledged and agreed that the Securities Intermediary is not under a duty to examine the underlying credit agreements or loan documents with respect to any Loan Asset to determine the validity or sufficiency of any Loan Assignment Agreement (and shall have no responsibility for the genuineness or completeness thereof) or for the Pledgor’s title to any related Loan Asset. To the extent that any Secured Account is recharacterized as a “deposit account” (within the meaning of Section 9-102(a)(29) of the UCC), New York shall be deemed to be the “bank’s jurisdiction” (within the meaning of Section 9-304(b) of the UCC). In such event, the Securities Intermediary, acting as a “bank” (within the meaning of Section 9-102(a)(8) of the UCC), shall comply with instructions originated by the Secured Party directing the disposition of funds in such Secured Account, without further consent by the Pledgor or any other Person. (c) The Securities Intermediary will, by book-entry notation, promptly credit to the applicable Secured Account all property to be credited thereto pursuant to the Loan Agreement. (d) For the avoidance of doubt, the Secured Accounts (including income, if any, earned on the investments of funds in such Secured Accounts) will be owned by the Pledgor, for U.S. federal income tax purposes. The Pledgor or the Equityholder (i) has provided to the Securities Intermediary an IRS Form W-9, and (ii) shall provide any additional IRS forms (or updated versions of any previously submitted IRS forms) or other documentation upon the reasonable request of the Securities Intermediary as may be necessary (x) to reduce or eliminate the imposition of U.S. withholding taxes and (y) to permit the Securities Intermediary to fulfill its tax reporting obligations under applicable law with respect to the Secured Accounts or any amounts paid to the Pledgor. If any IRS form or other documentation previously delivered becomes obsolete or inaccurate in any respect, the Pledgor shall timely provide to the Securities Intermediary accurately updated and complete versions of such IRS forms or other documentation. Western Alliance Trust Company, N.A., both in its individual capacity and in its capacity as Securities Intermediary, shall have no liability to the Pledgor or any other person in connection with any tax withholding amounts paid or withheld from the Secured Accounts pursuant to applicable law arising from the Pledgor’s or the Equityholder'sEquityholder’s failure to timely provide an accurate, correct and complete IRS Form W-9 or such other documentation contemplated under this paragraph. For the avoidance of doubt, no funds shall be invested with respect to such Secured Accounts absent the Securities Intermediary having first received (i) the requisite proper instructions, and (ii) the IRS forms and other documentation required by this paragraph. 10 4151-3939-7220.5 petition a court of competent jurisdiction in New York City for the appointment of a successor. (j) Compensation and Reimbursement. The Pledgor agrees: (a) to pay to the Securities Intermediary from time to time, reasonable compensation for all services rendered by it hereunder; and (b) to reimburse the Securities Intermediary upon its request for all reasonable expenses, disbursements and advances incurred or made by the Securities Intermediary in accordance with any provision of, or carrying out its duties and obligations under, this Agreement (including the reasonable compensation and fees and the expenses and disbursements of its agents, any Independent certified public accountants and Independent counsel), except any expense, disbursement or advance as may be attributable to gross negligence, bad faith or willful misconduct on the part of the Securities Intermediary. The obligation of the Pledgor to pay any amounts under this Section 4(i) shall be subject to the priority of payments set forth in Section 2.7 and Section 2.8 of the Loan Agreement. (k) Securities Intermediary and their Affiliates. Western Alliance Trust Company, N.A. and any of its affiliates providing services in connection with the transactions contemplated in the Transaction Documents shall have only the duties and responsibilities expressly provided in its various capacities and shall not, by virtue of it or any Affiliate acting in any other capacity be deemed to have duties or responsibilities other than as expressly provided with respect to each such capacity. Western Alliance Trust Company, N.A. (or its Affiliates), in its various capacities in connection with the transactions contemplated in the Transaction Documents, including as Securities Intermediary, may enter into business transactions, including the acquisition of investment securities as contemplated by the Transaction Documents, from which it and/or such Affiliates may derive revenues and profits in addition to the fees stated in the various Transaction Documents, without any duty to account therefor. (l) Force Majeure. In no event shall the Securities Intermediary be responsible or liable for any failure or delay in the performance of its obligations hereunder arising out of or caused by, directly or indirectly, forces beyond its reasonable control, including, without limitation, strikes, work stoppages, accidents, epidemics, acts of war or terrorism, civil or military disturbances, nuclear or natural catastrophes or acts of God, and interruptions, unavailability of the Federal Reserve Wire system, loss or malfunctions of utilities, communications or computer (software and hardware) services, it being understood that the Securities Intermediary shall use reasonable best efforts which are consistent with accepted practices in the banking industry to maintain performance and, if necessary, resume performance as soon as practicable under the circumstances. (m) Perfection. The Securities Intermediary shall have no responsibility or liability for (i) preparing, recording, filing, re-recording or refiling any financing statement, continuation statement, document, instrument or other notice in any public office at any time or times, (ii) the correctness of any such financing statement, continuation statement, document or instrument or other such notice, (iii) taking any action to perfect or maintain the perfection of any security interest granted to the Secured party or othewiseotherwise, except for its obligations expressly set forth herein or (iv) the validity or perfection of any such lien or security interest, except for its obligations expressly set forth herein. 17 4151-3939-7220.5 “Pledgor” has the meaning specified in the Recitals. “Principal Collection Account” has the meaning specified in Section 3(a). “Proceedings” has the meaning specified in Section 12(b). “Secured Accounts” has the meaning specified in Section 3(a). “Secured Party” has the meaning specified in the Recitals. “Securities Intermediary” has the meaning specified in the Recitals. “Securities Intermediary Indemnity” has the meaning specified in Section 5(a). “UCC” the Uniform Commercial Code as in effect in the State of New York. “Unfunded Exposure Account” has the meaning specified in Section 3(a). ARTICLE XIV ARTICLE XIV COUNTERPARTS; ELECTRONIC EXECUTION Section 14. This Agreement (and each amendment, modification and waiver in respect of it) may be executed in any number of counterparts (including by facsimile or electronic transmission (including .pdf file, .jpeg file or any electronic signature complying with the U.S. federal ESIGN Act of 2000, including Orbit, Adobe Sign, DocuSign, or any other similar platform identified by the Pledgor and reasonably available at no undue burden or expense to the Securities Intermediary), and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which when taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Agreement by e-mail in portable document format (.pdf) or facsimile shall be effective as delivery of a manually executed counterpart of this Agreement. In the event that any provision in or obligation under this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby. This Agreement contains the final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof, superseding all prior oral or written understandings other than any fee letter delivered by the Collateral Custodian to the Administrative Agent and the lenders. The Securities Intermediary shall have no duty to inquire into or investigate the authenticity or authorization of any such electronic signature and shall be entitled to conclusively rely on any such electronic signature without any liability with respect thereto.